UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number      811-10145

BAILLIE GIFFORD FUNDS
(Exact name of registrant as specified in charter)

1 Greenside Row, Edinburgh, Scotland, UK, EH1 3AN
(Address of principal executive offices) (Zip code)

Angus N G Macdonald
1 Greenside Row, Edinburgh, Scotland, UK, EH1 3AN
(Name and address of agent for service)

Registrant’s telephone number, including area code:    011-44-131-275-2000

Date of fiscal year end:    December 31

Date of reporting period:    January 1, 2010 to December 31, 2010

The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act. Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Baillie Gifford Funds
International Equity Fund
EAFE Fund
EAFE Choice Fund
Emerging Markets Fund
Annual Report
December 31, 2010

INDEX

Baillie Gifford International Equity, EAFE, EAFE Choice and Emerging Markets Funds

INDEX (continued)

Management Discussion
Baillie Gifford International Equity Fund

1) Market Conditions and Review of performance during 2010

During 2010, The International Equity Fund Class 2 returned 14.65%, ahead of its benchmark, the MSCI ACWI ex US index which rose 11.60%. Corporate profitability strengthened over the year as cost cutting initiatives begun during the credit crisis combined with increasing demand from the less indebted regions. In aggregate, balance sheets remain strong, and plenty of cash remains either to be invested, or distributed to shareholders. In the emerging markets, continuing strong growth, inflows from abroad, and fears of inflation led to further tightening of policy. On the other hand, and in the clearest possible sign of the wide policy divergence which is opening up, the Federal Reserve did just the opposite, announcing a further $600 billion of quantitative easing. Throughout 2010, commentary on Europe was almost universally bleak. For Greece and Ireland, it was the year when the gap between their past spending and the cost of funding became unbridgeable without outside help, leaving them with no choice but to agree to bailouts, and the market remains nervous about the ‘European periphery’.

Stock selection was the main driver of the Fund’s relative performance during 2010. The top stock contributors came from a range of countries and sectors. They include Atlas Copco (Swedish engineer), Baidu (Chinese search engine), Massmart (South African retailer), Antofogasta (UK listed miner with assets in Chile), Seadrill (Norwegian deepwater driller) and Hong Kong Exchanges & Clearing. The main detractor from the year’s relative performance was the Brazilian oil company, Petrobras. Some of the weakness in its share price can be attributed to the size of the company’s capital-raising over the summer, although the shares also suffered earlier in the year from the general concerns over deep water drilling, following the BP disaster in the Gulf of Mexico. We believe these are short term distractions from the long term growth potential of a business with access to significant future reserves on reasonable terms. Alstom (French manufacturer of power generation equipment) also detracted from relative performance, and we have sold this company as we believe it now faces increasing competition in its growing emerging markets.

As bottom-up stock pickers, any changes to regional, country or sector weightings are as a result of individual stock decisions. Over 2010, we sold America Movil (Latin American mobile franchise which we believe is maturing), Industrial and Commercial bank of China (on concerns over asset quality) and Shinsegae (Korean retailer which we believe now has limited growth prospects). Towards the end of the year, we sold Garanti Bankasi (Turkish Bank) as we fear the Central Bank risks stoking excessive growth and inflation by relaxing monetary policy. We reduced BHP Billiton on capital allocation concerns, however as we believe the outlook for diversified miners remains robust we invested the proceeds in Rio Tinto, which has similar assets and traded on a similar valuation. In Europe, we purchased Ryanair (Irish listed short haul airline) where its competition advantage is strengthening as flag carriers retreat, and Inditex, the Spanish fashion retailer, which has an exciting global growth opportunity. Within the oil and gas sector, we purchased a new holding in Tullow Oil (UK listed oil and gas company with interests in Uganda and Ghana) and Inpex (Japanese oil and gas company). The latter was funded by the sale of Woodside Petroleum (Australian oil company) on valuation grounds.

2) Review of performance during the fourth quarter of 2010

The International Equity Fund Class 2 returned 7.79% over the final quarter of 2010, ahead of the benchmark which rose 7.3%. In the portfolio, the main contributors to performance were Atlas Copco (Swedish manufacturer of compressor and mining equipment) and Antofagasta (UK-listed copper miner), followed by TSMC (Taiwanese semiconductor

Management Discussion
Baillie Gifford International Equity Fund

manufacturer) and Naspers (South African media group). The detractors from performance were companies which have had a strong run and where some profit taking was probably at play. OGX, the Brazilian oil company, underperformed in a quarter that saw a degree of unease about the direction of policy in Brazil following the presidential election. Baidu, widely referred to as the Chinese Google, gave up some of the huge gains it made throughout 2010 and Garanti Bankasi, the Turkish bank, also underperformed as the Central Bank took the unusual step of cutting rates, despite recent strong growth.

3) Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above that of the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The ACWI Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. We will continue to monitor the long term prospects for the Fund’s holdings and make changes where appropriate.

4) Outlook

We have had a bias towards optimism for some time. We still do. There are three reasons behind it:

•	Our confidence about global growth, which is being powered by the developing world. This is not a cyclical phenomenon; it will continue for years to come.
•	The overhang of debt in the developed world means that monetary policy will remain loose for a long time. This is a good thing for businesses and real assets such as shares.
•

Most investors refuse to recognise how favourable the investment background has become. The formation of any sort of optimistic consensus is continually being disrupted by ‘crises’ such as the Irish one. This is restraining valuations and provides a favourable background to financial investment. All the best times to invest have been suffused with gloom.

Underlying all this is a healthy supply of good companies in which to invest, with new markets and new technologies becoming available. What could go wrong? Plenty, of course, but what are the most likely pitfalls? The first leg of our argument, the fundamental one, is the strongest one. Global growth does now look strong and sustainable. So what could go wrong with the other two legs? Easy money could lead to inflation. Indeed, inflation is a traditional escape route from debt. There is some evidence of it in the commodity markets. The prices of a wide range of raw materials and foodstuffs from copper and lumber to sugar, corn and oats have been very strong in recent months. This has contributed to price rises generally in most places, depending on how inflation is measured: food prices are more influential in China than in the US, for example; but there is no sign of inflation becoming entrenched. Consumers do not expect it; wages do not reflect it, and credit growth is still anaemic (except in China, where strenuous efforts are being made to slow it down). On balance, it looks as though deflationary forces have peaked, and that the pricing power of

Management Discussion
Baillie Gifford International Equity Fund

commodity producers is increasing, but prices generally are not rising very much. Interest rates will probably stay low over the immediate future in the developed world and continue to rise in the emerging markets. The relative performance of developed stock markets may improve in the short term, as a result, but in the longer run the money will go to where the growth is. It is hard to dispute the claim that for the indebted developed countries the end game will involve higher inflation eventually – history, as chronicled by Rogoff and others, is fairly clear on this point – but we are not there yet. In the meantime, we are encouraged by the strong progress of most of the companies in The International Equity Fund.

Performance for the period ended 12/31/10 (Average Annual Total Return)

	One Year	Since Inception (February 7, 2008)

The International Equity Fund
Class 2	14.65%	1.42%

MSCI ACWI (ex US) Index	11.60%	-2.35%

Past performance is not a guarantee of future results. Returns for the International Equity Fund are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of the Fund’s dividends and distributions.

The MSCI ACWI (ex US) Index is a market capitalization index designed to measure equity performance in global world markets. The index is unmanaged, is not available for investment, and does not reflect sales charges, fees, commissions, taxes or other expenses of investing. The Fund’s holdings may differ from the index.

Management Discussion
Baillie Gifford EAFE Fund

1) Market Conditions and Review of performance during 2010

We find it hard to recall a year in which the daily preoccupations of the market have seemed quite so divorced from either investment outcomes or global economic development. Some dissonance is usual but seldom has market and media commentary appeared so consistently out of context with unfolding events. Some countries are not in good shape: the indebted developed world has required significant debt restructuring, the implementation of strict austerity measures and a 750 billion euro bail out fund was created. However, a recovery has in fact been underway in the less indebted Northern ‘industrial’ European countries that are benefiting from the loose monetary policy required by their neighbours. In particular Germany, the industrial backbone of Europe, enjoyed its strongest growth rates since reunification and its future growth prospects are underpinned by export competitiveness, wage growth and consumer confidence.

Corporate profitability strengthened over the year as cost cutting initiatives begun during the crisis combined with increasing demand of the less indebted regions. In aggregate balance sheets remain extremely strong and an unprecedented amount of cash remains to be either invested or distributed to shareholders.

For the year ended December 31, 2010, The EAFE Fund Class 2 generated a return of 16.60%, outperforming its benchmark, the MSCI EAFE Index, which returned 8.21% for the year. The portfolio’s optimistic positioning was beneficial over the course of 2010, with both developed and emerging market holdings contributing to positive absolute and relative performance.

Swedish industrial equipment companies, Atlas Copco and Sandvik, were amongst the largest contributors to performance for 2010. Similarly, Australian holdings responsible for providing the raw materials for this spate of building benefited the fund, including mining behemoth BHP and Fortescue Metals. Consumers in booming countries such as China and Singapore have been spending their wealth. European luxury goods companies have been prime beneficiaries, with France’s PPR (Gucci brand) and the Swiss Richemont (Cartier) both performing well through the year.

However, it has been an uncomfortable year for European banks. The Fund’s holding in Spain’s Banco Santander has been impacted by negative sentiment. Petrobras was also a detractor from the year’s performance. Some of the weakness in its share price can be attributed to market unease at the size of the company’s capital raising over the summer, although the shares also suffered earlier in the year from concerns over deep water drilling. We believe these are short term distractions from the long term growth potential of a business with access to large future reserves on reasonable terms.

2) Review of performance during the fourth quarter of 2010

The fund slightly underperformed a buoyant market during the quarter. Positive contributions to returns came from substantial holdings in industrial cyclical companies such as Atlas Copco, SMC and Fortescue Metals. The resurgence in global growth following the financial crisis has been positive to these companies over the past quarter and over the longer term. Markets have reacted strongly to the struggling economic condition of some European countries. In particular, this has negatively impacted European financial stocks and fund holdings were not immune. Banks such as Banco Santander and Standard Chartered detracted from returns. The Turkish bank Garanti Bankasi also suffered over the quarter as the market worried about the potential overheating of the Turkish economy and the government’s unorthodox policy response. We remain positive on the long term prospect of these banks due to their sensible attitude to capital allocation and their exposure to developing markets.

Management Discussion
Baillie Gifford EAFE Fund

3) Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The EAFE Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction in their continuing holdings.

As we move on into a new decade, our focus remains exactly the same; to identify exciting growth businesses in a position to grow their earnings and cash flow over the long term.

4) Outlook

We have had a bias towards optimism for some time. We still do. There are three reasons behind it:

•	Our confidence about global growth, which is being powered by the developing world. This is not a cyclical phenomenon; it will continue for years to come.
•	The overhang of debt in the developed world means that monetary policy will remain loose for a long time. This is a good thing for businesses and real assets such as shares.
•

Most investors refuse to recognise how favourable the investment background has become. Formation of any sort of optimistic consensus is continually being disrupted by ‘crises’ such as the Irish one. This is restraining valuations and provides a favourable background to financial investment. All the best times to invest have been suffused with gloom.

Management Discussion
Baillie Gifford EAFE Fund

Performance for the period ended 12/31/10 (Average Annual Total Return)

	One Year	Since Inception (March 6, 2008)

The EAFE Fund Class 2	16.60%	0.22%

MSCI EAFE Index	8.21%	-3.94%

Past performance is not a guarantee of future results. Returns for the EAFE Fund are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of the Fund’s dividends and distributions.

The MSCI EAFE Index is a market capitalization index designed to measure equity performance in global world markets. The index is unmanaged, is not available for investment, and does not reflect sales charges, fees, commissions, taxes or other expenses of investing. The Fund’s holdings may differ from the index.

Management Discussion
Baillie Gifford EAFE Choice Fund

1) Market Conditions and Review of performance during 2010

Despite the gloomy tone of much commentary, often centered on the small but troubled periphery of Europe, and the lingering structural debt issues facing America and some other western countries, 2010 proved to be a year of robust growth in the global economy. This was led by large emerging markets but also helped by what appears to be a recent resurgence in Germany and, after a summer lull, improving sentiment in America too. Over the latter part of the year stock markets in developed countries generally reacted positively to the improving tone of economic data and the apparent determination of policy makers to force their economies onto a firmer footing, although part of these gains in international markets will have been mitigated by the strengthening dollar. Some emerging markets have also been more lackluster. Perhaps this reflects the recent evidence of a wide policy divergence opening up between major economies. In response to strong growth, massive inflows from abroad, and some fears about inflation, we have witnessed some tightening of policy in larger emerging economies. The Chinese authorities, for instance, raised capital reserve requirements six times during the year for the largest banks while Brazil and others have introduced policy measures to curtail strong capital inflows. In contrast, the Federal Reserve did just the opposite, authorizing a further $600bn in quantitative easing, whilst in countries such as the UK interest rates seem set to remain at exceptionally low levels despite some surprisingly ‘sticky’ inflation indicators.

The Fund’s portfolio benefited from the prosperous global economy. Although we have a relatively low direct exposure to buoyant commodity prices, several of the holdings in the industrial sector and the service industries to the oil and mining companies thrived in the favorable operating conditions. Atlas Copco, which manufactures compressors for industrial applications, was a prominent beneficiary of the high and rapidly rising levels of capital spending across the industry. Other investments such as Weir Group, which makes a range of pumps and valves for the oil industry, also performed well. Beyond the narrow area of commodities, holdings such as Schindler and Kone, which supply escalators and elevators, also delivered good returns on the back of strong demand in developing economies. In most cases we believe that these share price moves are justified by operational performance which surpassed even our starting expectations.

A low exposure to many of the larger troubled European financials also helped. Whilst not completely without sin, we had very low exposure to the large integrated European banks or insurance conglomerates, where concerns over sovereign debt exposures around the European periphery weighed on equity values. Fortunately, most of those European banks that we did own, such as the Swedish retail bank Svenska Handelsbanken or the Danish Jyske Bank, were rewarded for their more conservative lending and more stable funding positions. Elsewhere in the portfolio, the other main bank holdings, such as Bank of China (Hong Kong) and the Asian focused Standard Chartered, also benefited from their better growth prospects and superior asset quality, and each made a helpful contribution.

Management Discussion
Baillie Gifford EAFE Choice Fund

A third favorable theme was some fortunate stock selection within the energy sector. We had no exposure to BP and the disaster in the Gulf of Mexico earlier in the year. More importantly though, we held a collection of some of the smaller service companies, such as Wood Group and AMEC which provide engineering and other services to the large oil companies, and their share prices responded well to the large and growing levels of capital spending from major customers.

We construct the portfolio on a ‘bottom up’ stock by stock basis, so there was more to 2010 than the admittedly strong themes of commodities, China, and other emerging markets. Encouragingly, investment performance in 2010 was spread over a number of other names, too. For instance, ASOS, the UK based internet apparel retailer, enjoyed a terrific year of progress in what looks to be a very exciting retail category, whilst Nestlé, the international consumer brand business, added to its long history of compounding steady, long term, profitable growth.

2) Review of performance during the fourth quarter of 2010

The Fund outperformed its benchmark, with European stocks held in the portfolio performing very strongly. Industrial stocks performed particularly well over the quarter, with Atlas Copco (Swedish engineering company), Geberit (Swiss manufacturer of advanced plumbing and plastics equipment) as well as SMC Corp (Japanese manufacturer of pneumatics equipment) among the top contributors to the fund’s performance. Other top contributors included ASOS (UK online fashion retailer) and the Health Care stocks, Cochlear (Australian ear implant manufacturer) and Mettler Toledo (Swiss manufacturer of precision weighing and measuring equipment). Overall, Developed Asian holdings, such as Aristocrat Leisure (Australian gaming machine manufacturer) and Esprit Holdings (Hong Kong based producer of clothing/footwear and accessories), detracted from performance, as did the portfolio’s underweight position in Materials.

3) Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The International Focus Portfolio Construction Group (PCG) is responsible for the overall strategy and stock selection process used to select investments for the fund. This process shares the long-term, bottom up approach to investing that is applied across the firm whilst attempting to develop a comparatively more diversified portfolio. The PCG meets regularly to discuss both buy and sell ideas and the level of conviction in existing holdings.

As we move on into a new decade, our focus remains exactly the same; to identify exciting growth businesses in a position to grow their earnings and cash flow over the long term.

Management Discussion
Baillie Gifford EAFE Choice Fund

4) Outlook

The gyrations of world stock markets over the last three years perhaps highlight the futility of indulging in short term predictions. We are nevertheless still optimistic, based on the evidence we see in the real global economy. The much improved health and confidence of most international companies underpins our conviction that we will see another year of robust global growth powered by the developing world. Conditions are clearly more fragile in some debt laden parts of the developed world, although improvement is tangible and, in any case, a period of very loose monetary policy seems likely to continue until the recovery appears stronger. There are considerable uncertainties and risks regarding the future inflationary impacts of such a massive and largely untested policy response, but such a large dose of monetary stimulus is usually good for real assets such as equities. Finally, valuations still do not appear excessive, especially when considered in the context of current and future levels of profits and cash flows rather than the unusually depressed levels of markets a couple of years ago.

It is still unclear how the smaller parts of the eurozone periphery will drag themselves out of their current mess whilst coexisting with a thriving Germany and without the assistance of some more explicit, yet politically controversial, fiscal transfer. The portfolio continues to have very low exposure to the economically sensitive areas of that eurozone periphery. In part, this reflects some concern that it may prove to be a long hard slog for those relatively tiny countries. Mainly though, it is simply because we still feel confident in identifying a range of exciting growth investments in other more promising and interesting areas of international markets, and we are encouraged by the operational progress of most companies in the portfolio.

Management Discussion
Baillie Gifford EAFE Choice Fund

Performance for the period ended 12/31/10 (Average Annual Total Return)

Since Inception (January 15, 2010)

The EAFE Choice
Fund Class 3	10.40%

MSCI EAFE Index	5.14%

Past performance is not a guarantee of future results. Returns for the EAFE Choice Fund are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of the Fund’s dividends and distributions.

The MSCI EAFE Index is a market capitalization index designed to measure equity performance in global world markets. The index is unmanaged, is not available for investment, and does not reflect sales charges, fees, commissions, taxes or other expenses of investing. The Fund’s holdings may differ from the index.

Management Discussion
Baillie Gifford Emerging Markets Fund

1) Market Conditions and Review of performance during 2010

2010 was a year of polarised performance in the Emerging Market universe. Leading the charge were some of the smaller, more peripheral stock markets. Thailand was the star performer, with Peru, Chile and Indonesia following closely behind. In marked contrast, China and Brazil were amongst the worst performing markets, beaten only by the Czech Republic and Hungary which both delivered negative returns.

The smaller emerging market indices have been huge beneficiaries of continuing strong economic growth and massive capital inflows from abroad. Whilst this has also been true of China and Brazil, in China, the market remains fixated with the severity of any cooling measures as the government wrestles with containing the burgeoning money supply. In Brazil, the huge equity issuance by Petrobras hampered the market but flows were still strong enough to push the government to raise the tax on foreign bondholders to 6%. The broad policy actions so far appear reasonable, but we must acknowledge that the risk of a policy error is increasing.

Throughout 2010 loose policy in developed markets, made possible by wide output gaps and spare capacity, has been fuelling potential asset price bubbles in the emerging market universe. Inflation expectations in Asia especially have been increasing as a result, and with real yields negative, wages and rents are rising too. Food inflation has regularly reared its ugly head due to a variety of causes from droughts in Russia to snow storms in China and the ensuing hoarding of stores in the hope of further price rises.

Perhaps unsurprisingly, strong growth and an uncertain outlook have seen the dispersion of stock valuations widen significantly during the course of 2010. As such, the team remains focused on picking those companies that will benefit from the pockets of superior growth, wherever they may be.

For the year ended December 31, 2010, The Emerging Markets Fund Class III generated a return of 19.73%, outperforming its benchmark, the MSCI Emerging Markets Index, which returned 19.20% for the year. Stock selection in Indonesia and Brazil was the main contributor to the outperformance. The Indonesian index delivered strong returns on the back of foreign investor flows, healthy GDP growth and the perception that infrastructure improvements are on track, aided by increased investment from the Chinese. Relative performance was helped by the overweight positions in Astra International (conglomerate), Bumi Resources (coal miner) and the two banks, Mandiri and Rakyat. In Brazil, an underweight position in Petrobras and a holding in E&P company OGX added value for the Fund.

The Chinese market performed relatively poorly amidst monetary policy concerns. However, relative performance was boosted by the holding in Baidu; this Chinese internet search engine extended its dominance in the market over Google and online advertising spend in China is still at a very nascent stage. Conversely, the overweight positions in BYD (battery

Management Discussion
Baillie Gifford Emerging Markets Fund

and auto producer), China Longyuan Power (wind farm operator) and Evergrande Real Estate (high end property developer) all detracted from relative performance.

Throughout the year there has been a slight shift in the shape of the portfolio. Though it maintains its bias towards the more pro-cyclical sectors such as Consumer Discretionary, the scale of these overweights has decreased. This is most true of the Financials sector which is now an underweight position, having been the fund’s top sector overweight twelve months ago. A number of our bank positions have been trimmed following sharp rebounds in their share prices from the lows of March 2009. Conversely the fund’s exposure to the Materials sector has been increased with the purchase of a variety of companies from the South African platinum producer Impala Platinum to Russian gold miner Petropavlovsk.

2) Review of performance during the fourth quarter of 2010

The Emerging Markets Fund Class III returned 6.50% during the quarter, slightly underperforming the MSCI Emerging Markets Index which rose 7.4%. Stock selection in some of the frontier countries was helpful and there was notable strength in the Materials sector, with some of the Information Technology holdings also enjoying a good quarter. However, this was more than offset by stock selection in the Energy and Financials sectors. Turkey was noticeably weak over the quarter, suffering negative absolute returns versus a buoyant index.

Stock selection in the Materials sector was the top contributor to performance over the period. A diverse range of holdings from the Mozambique mineral sands miner Kenmare Resources, to the Russian steel company Evraz, and South African gold miner Gold Fields, to cement company Cemex, performed strongly.

However, this was more than offset by the lacklustre performance of some of the fund’s energy holdings. Cairn Energy, the UK listed oil E&P company, released drilling results in Greenland that disappointed the market but we remain optimistic regarding the longer term drilling programme; the same was true of the market’s reaction to Desire Petroleum’s drilling off the Falklands Islands.

In stark contrast to the previous quarter the fund’s holdings in the two Turkish banks, Garanti and Isbank, were unhelpful. The country is facing a worsening macroeconomic backdrop with a rising oil price driving the current account deficit wider which has prompted the central bank to lower interest rates, partly to stop further Lira appreciation, but to hike reserve requirements. Given these macro risks and the strong performance of the banks in recent months, we have been trimming the holdings.

Management Discussion
Baillie Gifford Emerging Markets Fund

3) Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse the industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The Emerging Markets investment team is responsible for the overall strategy and stock selection process, led by the most senior investment managers. The team meets regularly to discuss both buy and sell ideas and the level of conviction in the Fund’s continuing holdings.

4) Outlook

We remain excited about the long-term outlook for the stocks that make up the core of the portfolio. Where we struggle is anticipating where the voting machines will head in the short-term. Much of the sell-side discussion on Emerging Markets has focused recently on parallels with the early 90s, when U.S. Federal Reserve rates were slashed in the wake of the savings and loans crisis, and easy money in search of higher growth and yields sent emerging markets asset prices temporarily parabolic. Nearly 20 years later, there are many who argue that the recipe for another liquidity-fuelled emerging bubble has been concocted from similar macro ingredients: a dual-speed global economy; profound monetary stimulus in developed markets; and an understandable reluctance on the part of emerging policy makers to completely destroy their export industries. But the parallels are imprecise. This time, policymakers in emerging markets have made it quite clear that they are not going to allow themselves to be overwhelmed by the destabilising influence of cross-border flows.

Capital controls have been put in place in a number of countries as a means of allowing currency appreciation to occur at an orderly pace. And while significant interest rate hikes have yet to take place across emerging markets, active use of credit controls suggest that monetary policy is probably rather more proactive than a cursory glance at real rates might suggest. As one would expect in such a diverse region, the challenge differs from country to country. On balance, the broad policy response so far appears a sensible step in the long-term aim of allowing growth to adjust towards a more sustainable level. However, easy money in search of the ‘emerging bubble redux’ may be sorely disappointed.

In this sense, we remain open to the possibility that positive surprises in the near-term may be more likely to come from developed markets rather than our own. The apparent dichotomy of ebullient sentiment in emerging markets, and profound misery on the global outlook, can be seen as the broader context for recent additions to our North Asian tech holdings, or the purchase of stocks like Cemex; at the margin, these have tended to be funded by reductions to some of the strongest-performing domestically-focused stocks. However, exposure to domestic emerging growth remains the dominant theme in the portfolio. We will remain fully-invested, resolutely committed to seeking out long-term winners.

Management Discussion
Baillie Gifford Emerging Markets Fund

Performance for the period ended 12/31/10 (Average Annual Total Return)

	One Year	Five Year	Since Inception (April 4, 2003)

The Emerging Markets
Fund Class III	19.73%	15.95%	25.60%

MSCI Emerging Markets Index	19.20%	15.88%	22.61%

Past performance is not a guarantee of future results. Returns for the Emerging Markets Fund are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of the Fund’s dividends and distributions.

The MSCI Emerging Markets Index is a market capitalization index designed to measure equity performance in global world markets. The index is unmanaged, is not available for investment, and does not reflect sales charges, fees, commissions, taxes or other expenses of investing. The Fund’s holdings may differ from the index.

Fund Expenses (unaudited)

As a shareholder of the Baillie Gifford International Equity Fund, the Baillie Gifford EAFE Fund, the Baillie Gifford EAFE Choice Fund and/or the Baillie Gifford Emerging Markets Fund (together, the “Funds”), you incur two types of costs: (1) transaction costs, which may include purchase premiums and redemption fees and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in the other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses (unaudited) (continued)

	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Annualized Expense Ratio Based on Period 7/01/10 to 12/31/10	Expenses Paid During Period 7/01/10 to 12/31/10

Baillie Gifford International Equity Fund - Class 1
Actual	$1,000.00	$1,276.97	0.86%	$4.95
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	0.86%	$4.39

Baillie Gifford International Equity Fund - Class 2
Actual	$1,000.00	$1,278.12	0.69%	$3.93
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	0.69%	$3.49

Baillie Gifford International Equity Fund - Class 3 (a)
Actual	$1,000.00	$1,201.86	0.61%	$2.23
Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	0.61%	$3.11

Baillie Gifford International Equity Fund - Class 4 (b)
Actual	$1,000.00	$1,163.84	0.58%	$2.62
Hypothetical (5% return before expenses)	$1,000.00	$1,022.26	0.58%	$2.98

Baillie Gifford EAFE Fund - Class 1
Actual	$1,000.00	$1,271.69	0.79%	$4.53
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	0.79%	$4.03

Baillie Gifford EAFE Fund - Class 2
Actual	$1,000.00	$1,273.14	0.62%	$3.57
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	0.62%	$3.17

Baillie Gifford EAFE Fund - Class 3
Actual	$1,000.00	$1,274.88	0.55%	$3.16
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.81

Baillie Gifford EAFE Fund - Class 4
Actual	$1,000.00	$1,274.52	0.52%	$2.98
Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	0.52%	$2.65

Baillie Gifford EAFE Choice Fund - Class 2
Actual	$1,000.00	$1,273.19	0.73%	$4.16
Hypothetical (5% return before expenses)	$1,000.00	$1,021.54	0.73%	$3.70

Baillie Gifford EAFE Choice Fund - Class 3
Actual	$1,000.00	$1,274.19	0.66%	$3.76
Hypothetical (5% return before expenses)	$1,000.00	$1,021.90	0.66%	$3.34

Baillie Gifford Emerging Markets Fund - Class III
Actual	$1,000.00	$1,272.92	0.80%	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,021.18	0.80%	$4.06

(a) Commencement of investment operations is September 1, 2010.
(b) Commencement of investment operations is July 30, 2010.

Fund Expenses (unaudited) (concluded)

Expenses are calculated using the annualized expense ratio for the Funds, which represents the ongoing expenses as a percentage of net assets for the six-months ended 12/31/10. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one-year data in the financial highlights.

INDUSTRY DIVERSIFICATION TABLE
December 31, 2010 (unaudited)	Baillie Gifford International Equity Fund

	Value	% of Total Net Assets

Airlines	$6,059,997	0.9%
Apparel	14,227,033	2.1
Auto Manufacturers	4,481,733	0.7
Banks	48,972,011	7.1
Beverages, Food & Tobacco	41,726,762	6.0
Biotechnology	9,221,435	1.3
Commercial Services	30,248,019	4.4
Construction & Building Materials	11,516,597	1.7
Distribution/Wholesale	13,876,775	2.0
Diversified Financial Services	41,898,919	6.0
Diversified Industrials	12,803,358	1.8
Electronic & Electrical Equipment	36,316,689	5.2
Engineering & Machinery	39,915,010	5.8
Food Producers & Processors	27,661,251	4.0
Healthcare - Products	18,739,568	2.7
Insurance	13,529,490	2.0
Internet	23,035,028	3.3
Investment Companies	4,942,988	0.7
Media & Photography	15,110,821	2.2
Mining & Metals	78,020,285	11.2
Office/Business Equipment	9,892,952	1.4
Oil & Gas	72,583,060	10.4
Pharmaceuticals	20,395,902	2.9
Real Estate	9,339,355	1.3
Retailers - General	24,484,366	3.5
Semiconductors	23,723,484	3.4
Software	5,780,344	0.8
Telecommunication Services	5,909,340	0.9
Toys/Games/Hobbies	3,678,592	0.5
Transportation	21,082,470	3.0

Total Value of Investments	689,173,634	99.2
Other assets less liabilities	5,588,180	0.8

Net Assets	$694,761,814	100.0%

PORTFOLIO OF INVESTMENTS
December 31, 2010	Baillie Gifford International Equity Fund

	Shares	Value

COMMON STOCKS - 95.8%
ARGENTINA - 0.8%
MercadoLibre, Inc. (a)	84,200	$5,611,930

AUSTRALIA - 3.6%
Brambles Ltd.	1,528,876	11,136,470
Cochlear Ltd.	79,666	6,558,059
Woolworths Ltd.	257,414	7,108,441

		24,802,970

BELGIUM - 0.8%
Groupe Bruxelles Lambert SA	67,685	5,694,917

BERMUDA - 1.7%
Seadrill Ltd.	347,173	11,843,183

BRAZIL - 4.7%
All America Latina Logistica	530,260	4,791,506
BM&F BOVESPA SA	954,100	7,546,586
OGX Petroleo e Gas Participacoes SA (a)	648,400	7,812,048
Petroleo Brasileiro SA ADR	331,800	12,555,312

		32,705,452

CANADA - 5.1%
Cenovus Energy, Inc.	127,557	4,269,433
Eldorado Gold Corp.	443,458	8,251,004
EnCana Corp.	122,143	3,573,509
Fairfax Financial Holdings Ltd.	23,867	9,817,323
IAMGOLD Corp.	262,182	4,680,409
Ritchie Bros. Auctioneers, Inc.	204,010	4,702,655

		35,294,333

CHINA - 8.1%
Baidu, Inc. ADR (a)	97,650	9,426,154
Cheung Kong (Holdings) Ltd.	606,000	9,339,355
China Shenhua Energy Co., Ltd., Class H	1,738,500	7,285,945
Hang Seng Bank Ltd.	467,500	7,681,181
Hong Kong Exchanges & Clearing Ltd.	573,400	13,000,510
Kunlun Energy Co., Ltd.	3,998,000	6,201,830
Pacific Basin Shipping Ltd.	4,848,000	3,221,133

		56,156,108

DENMARK - 3.2%
A P Moller - Maersk AS, B Shares	713	6,455,249
DSV AS	298,399	6,614,582
Novozymes AS, B Shares	66,088	9,221,435

		22,291,266

FINLAND - 2.3%
Kone Oyj, B Shares	200,460	11,134,037
Sampo Oyj, A Shares	188,674	5,045,070

		16,179,107

FRANCE - 1.8%
CFAO	132,575	5,774,679
Essilor International SA	110,811	7,139,660

		12,914,339

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2010	Baillie Gifford International Equity Fund

	Shares	Value

GERMANY - 2.9%
Aixtron SE	164,668	$6,136,469
Celesio AG	165,823	4,132,394
Deutsche Boerse AG	146,442	10,117,836

		20,386,699

INDIA - 1.5%
Infrastructure Development Finance Co., Ltd.	1,210,891	4,942,988
Jindal Steel & Power Ltd.	252,160	4,013,410
Reliance Capital Ltd.	94,807	1,416,664

		10,373,062

IRELAND - 2.5%
CRH Plc.	283,872	5,888,351
James Hardie Industries SE CDI (a)	811,666	5,628,246
Ryanair Holdings Plc. ADR	197,009	6,059,997

		17,576,594

ISRAEL - 0.8%
Teva Pharmaceutical Industries Ltd. ADR	103,500	5,395,455

JAPAN - 9.6%
Canon, Inc.	192,600	9,892,952
Chugai Pharmaceutical Co., Ltd.	224,300	4,107,045
Fast Retailing Co., Ltd.	46,300	7,344,174
INPEX Corp.	982	5,734,282
Japan Tobacco, Inc.	1,883	6,953,111
Mitsui & Co., Ltd.	388,500	6,392,345
Nintendo Co., Ltd.	12,600	3,678,592
Olympus Corp.	222,400	6,696,495
Rakuten, Inc. (a)	9,556	7,996,944
SMC Corp.	44,700	7,627,891

		66,423,831

NETHERLANDS - 1.7%
ASML Holding NV	101,841	3,905,825
Heineken Holding NV	178,329	7,755,432

		11,661,257

PORTUGAL - 0.5%
Galp Energia, SGPS, SA, B Shares	182,934	3,508,306

RUSSIA - 2.0%
Mobile TeleSystems ADR	283,150	5,909,341
X5 Retail Group NV GDR Reg S (a)	176,950	8,196,150

		14,105,491

SINGAPORE - 2.7%
DBS Group Holdings Ltd.	731,000	8,159,100
United Overseas Bank Ltd.	755,000	10,714,182

		18,873,282

SOUTH AFRICA - 3.7%
Massmart Holdings Ltd.	472,034	10,513,537
Naspers Ltd., N Shares	256,301	15,110,821

		25,624,358

SOUTH KOREA - 2.6%
Hyundai Mobis (a)	17,900	4,481,733
Samsung Electronics Co., Ltd.	16,092	13,439,012

		17,920,745

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2010	Baillie Gifford International Equity Fund

	Shares	Value

SPAIN - 1.5%
Banco Santander SA	329,238	$3,508,303
Industria de Diseno Textil SA	91,951	6,882,858

		10,391,161

SWEDEN - 4.8%
Atlas Copco AB, B Shares	934,435	21,153,082
Svenska Handelsbanken AB, A Shares	385,158	12,311,777

		33,464,859

SWITZERLAND - 4.1%
Nestle SA	366,171	21,451,642
Roche Holding AG	46,121	6,761,008

		28,212,650

TAIWAN - 4.0%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	827,764	6,622,112
MediaTek, Inc.	514,371	7,362,277
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,091,004	13,681,190

		27,665,579

TURKEY - 2.0%
Anadolu Efes Biracilik ve Malt Sanayii AS	504,430	7,618,787
BIM Birlesik Magazalar AS	183,025	6,209,609

		13,828,396

UNITED KINGDOM - 16.8%
Amlin Plc.	1,329,000	8,484,420
Antofagasta Plc.	451,463	11,423,374
BG Group Plc.	373,760	7,581,799
BHP Billiton Plc.	240,707	9,684,046
British American Tobacco Plc.	296,305	11,397,658
Capita Group Plc.	563,670	6,130,199
Experian Plc.	664,679	8,278,695
Premier Farnell Plc.	491,120	2,196,793
Rio Tinto Plc.	223,200	15,909,997
Sage Group Plc. (The)	1,353,251	5,780,344
Smith & Nephew Plc.	477,500	5,041,849
Tesco Plc.	1,206,719	8,001,774
Tullow Oil Plc.	481,244	9,503,358
Wolseley Plc. (a)	233,800	7,484,430

		116,898,736

Total Common Stocks
(cost $544,815,348)		665,804,066

PREFERRED STOCKS - 3.4%
BRAZIL - 3.4%
Itau Unibanco Holding SA ADR	274,780	6,597,468
Vale SA ADR	555,000	16,772,100

Total Preferred Stocks
(cost $17,404,070)		23,369,568

TOTAL INVESTMENTS - 99.2%
(cost $562,219,418)		689,173,634
Other assets less liabilities - 0.8%		5,588,180

NET ASSETS - 100.0%		$694,761,814

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2010	Baillie Gifford International Equity Fund

(a) Non-income producing security.
CDI - Chess Depository Interest.
GDR - Global Depositary Receipt.
ADR - American Depositary Receipt.

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010	Baillie Gifford International Equity Fund

ASSETS
Investments, at value (cost $562,219,418)	$689,173,634
Cash	1,106,095
Foreign cash, at value (cost $6,084,080)	6,194,310
Dividends receivable	346,686
Tax reclaims receivable	158,032
Capital shares sold receivable	37,850

Total Assets	697,016,607

LIABILITIES
Payable for investments purchased	949,962
Management fee payable	499,023
Servicing fee payable	452,023
Distributions payable	201,706
Accrued expenses	152,079

Total Liabilities	2,254,793

NET ASSETS	$694,761,814

COMPOSITION OF NET ASSETS
Paid-in capital	$573,419,814
Distributions in excess of net investment income	(3,215,796)
Accumulated net realized loss on investments and foreign currency transactions	(2,516,601)
Net unrealized appreciation in value of investments and foreign currencies	127,074,397

$694,761,814

NET ASSET VALUE, PER SHARE

Class 1 ($72,365,556 / 7,257,461 shares outstanding),
unlimited authorized, no par value	$9.97

Maximum Purchase Price Per Share (Note D)	$9.99

Minimum Redemption Price Per Share (Note D)	$9.96

Class 2 ($447,232,444 / 44,961,120 shares outstanding),
unlimited authorized, no par value	$9.95

Maximum Purchase Price Per Share (Note D)	$9.97

Minimum Redemption Price Per Share (Note D)	$9.94

Class 3 ($154,209,203 / 15,329,438 shares outstanding),
unlimited authorized, no par value	$10.06

Maximum Purchase Price Per Share (Note D)	$10.08

Minimum Redemption Price Per Share (Note D)	$10.04

Class 4 ($20,954,611 / 2,038,935 shares outstanding),
unlimited authorized, no par value	$10.28

Maximum Purchase Price Per Share (Note D)	$10.30

Minimum Redemption Price Per Share (Note D)	$10.26

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010	Baillie Gifford International Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $678,459)	$8,818,190
Interest	3,596

Total Investment Income	8,821,786

EXPENSES
Management fee (Note B)	1,304,343
Shareholder Servicing fees - Class 1 Shares (Note B)	299,807
Shareholder Servicing fees - Class 2 Shares (Note B)	836,382
Shareholder Servicing fees - Class 3 Shares (Note B)	96,479
Shareholder Servicing fees - Class 4 Shares (Note B)	13,637
Fund Accounting	258,995
Custody	85,782
Legal	45,042
Transfer Agency	24,203
Professional fees	23,166
Trustees’ fees	16,210
Insurance	13,733
Miscellaneous	14,390

Total Expenses	3,032,169

Net Investment Income	5,789,617

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	9,188,527
Foreign currency transactions	(373,813)

8,814,714

Net change in unrealized appreciation on:
Investments	70,472,047
Translation of assets and liabilities in foreign currencies	161,065

70,633,112

Net realized and unrealized gain on investments and foreign currency transactions	79,447,826

NET INCREASE IN NET ASSETS FROM OPERATIONS	$85,237,443

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford International Equity Fund

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$5,789,617	$3,055,724
Net realized gain (loss) from investments and foreign currency transactions	8,814,714	(1,399,037)
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	70,633,112	72,412,809

Net increase in net assets from operations	85,237,443	74,069,496

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(1,213,165)	(635,724)
Class 2	(7,775,994)	(2,951,387)
Class 3	(2,843,440)	-
Class 4	(383,650)	-

Total Dividends	(12,216,249)	(3,587,111)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	58,565,548	118,875,750
Class 2	197,769,223	158,653,946
Class 3	128,255,931	-
Class 4	18,009,486	-
Purchase premiums:
Class 1	90,426	110,922
Class 2	346,429	76,723
Class 3	98,509	-
Class 4	13,573	-
Redemption fees:
Class 1	4,011	1,726
Class 2	16,205	2,030
Class 3	2,837	-
Class 4	983	-
Dividends reinvested:
Class 1	980,900	635,723
Class 2	7,775,994	2,951,387
Class 3	2,843,440	-
Class 4	383,650	-
Cost of shares redeemed:
Class 1	(61,133,453)	(160,156,199)
Class 2	(11,517,276)	(26,242,512)

Increase in Net Assets from Transactions in Shares of Beneficial Interest	342,506,416	94,909,496

Total Increase in Net Assets	415,527,610	165,391,881

NET ASSETS
Beginning of year	279,234,204	113,842,323

End of year (including distributions in excess of net investment income of $3,215,796 and $1,673,895, respectively)	$694,761,814	$279,234,204

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford International Equity Fund

Selected data for a Class 1 Share outstanding throughout each period:

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Period July 1, 2008(a) through December 31, 2008

Net asset value, beginning of period	$8.86	$6.07	$10.52

From Investment Operations
Net investment income(b)	0.12	0.16	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.15	2.70	(4.42)

Net increase (decrease) in net asset value from investment operations	1.27	2.86	(4.39)

Dividends to Shareholders
Dividends from net investment income	(0.17)	(0.08)	(0.08)

Proceeds from Purchase Premiums and Redemption Fees	0.01	0.01	0.02

Net asset value, end of period	$9.97	$8.86	$6.07

Total Return
Total investment return based on net asset value(c)	14.44%	47.24%	(41.51)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,366	$64,512	$63,086
Ratio of net expenses to average net assets, after waiver	0.86%	0.93%(d)	0.90% *(d)
Ratio of net expenses to average net assets, before waiver	0.86%	0.94%(d)	1.05% *(d)
Ratio of net investment income to average net assets	1.36%	2.17%	1.14%*
Portfolio turnover rate	24%	17%	71%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)

Baillie Gifford Overseas Limited had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.90% for Class 1 Shares.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford International Equity Fund

Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Period February 7, 2008(a) through December 31, 2008

Net asset value, beginning of period	$8.84	$6.07	$10.00

From Investment Operations
Net investment income(b)	0.13	0.09	0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.15	2.80	(4.03)

Net increase (decrease) in net asset value from investment operations	1.28	2.89	(3.87)

Dividends to Shareholders
Dividends from net investment income	(0.18)	(0.13)	(0.08)

Proceeds from Purchase Premiums and Redemption Fees	0.01	0.01	0.02

Net asset value, end of period	$9.95	$8.84	$6.07

Total Return
Total investment return based on net asset value(c)	14.65%	47.76%	(38.51)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$447,232	$214,722	$50,756
Ratio of net expenses to average net assets, after waiver	0.68%	0.70%(d)	0.72% *(d)
Ratio of net expenses to average net assets, before waiver	0.68%	0.70%(d)	0.94%*(d)
Ratio of net investment income to average net assets	1.43%	1.12%	1.84% *
Portfolio turnover rate	24%	17%	71%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)

Baillie Gifford Overseas Limited had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.72% for Class 2 Shares.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford International Equity Fund

Selected data for a Class 3 Share outstanding throughout the period:

For the Period September 1, 2010(a) through December 31, 2010
Net asset value, beginning of period	$ 8.53

From Investment Operations
Net investment income(b)	0.02
Net realized and unrealized gain on investments and foreign currency transactions	1.69
Net increase in net asset value from investment operations	1.71

Dividends to Shareholders
Dividends from net investment income	(0.19)

Proceeds from Purchase Premiums and Redemption Fees	0.01

Net asset value, end of period	$10.06

Total Return
Total investment return based on net asset value(c)	20.19%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$154,209
Ratio of net expenses to average net assets	0.61%*
Ratio of net investment income to average net assets	0.76%*
Portfolio turnover rate	24%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford International Equity Fund

Selected data for a Class 4 Share outstanding throughout the period:

For the Period July 30, 2010(a) through December 31, 2010
Net asset value, beginning of period	$9.00

From Investment Operations
Net investment income(b)	0.04
Net realized and unrealized gain on investments and foreign currency transactions	1.42
Net increase in net asset value from investment operations	1.46

Dividends to Shareholders
Dividends from net investment income	(0.19)

Proceeds from Purchase Premiums and Redemption Fees	0.01

Net asset value, end of period	$10.28

Total Return
Total investment return based on net asset value(c)	16.38%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,955
Ratio of net expenses to average net assets	0.58%*
Ratio of net investment income to average net assets	0.97%*
Portfolio turnover rate	24%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

INDUSTRY DIVERSIFICATION TABLE
December 31, 2010 (unaudited)	Baillie Gifford EAFE Fund

	Value	% of Total Net Assets

Aerospace/Defense	$43,475,367	2.8%
Apparel	55,662,281	3.6
Auto Manufacturers	8,814,631	0.5
Banks	188,681,719	12.1
Beverages, Food & Tobacco	109,431,655	7.0
Biotechnology	21,125,913	1.3
Chemicals	25,494,730	1.6
Commercial Services	29,187,564	1.9
Construction & Building Materials	42,312,771	2.7
Cosmetics/Personal Care	35,395,315	2.3
Distribution/Wholesale	10,861,395	0.7
Diversified Financial Services	56,679,205	3.6
Diversified Industrials	40,010,290	2.6
Electronic & Electrical Equipment	48,682,060	3.1
Energy - Alternate Sources	20,428,729	1.3
Engineering & Machinery	128,275,580	8.2
Healthcare - Products	24,623,196	1.6
Insurance	25,731,423	1.6
Internet	112,428,135	7.2
Investment Companies	683,796	0.0
Mining & Metals	80,197,756	5.1
Motorcycles	14,978,205	1.0
Office/Business Equipment	24,752,927	1.6
Oil & Gas	107,913,920	6.9
Pharmaceuticals	42,221,887	2.7
Retailers - General	113,782,118	7.3
Semiconductors	25,935,573	1.7
Software	46,683,726	3.0
Toys/Games/Hobbies	35,530,525	2.3
Travel & Leisure	12,355,649	0.8

Total Value of Investments	1,532,338,041	98.1
Other assets less liabilities	30,315,790	1.9
Net Assets	$1,562,653,831	100.0%

PORTFOLIO OF INVESTMENTS
December 31, 2010	Baillie Gifford EAFE Fund

	Shares	Value

COMMON STOCKS - 94.1%
AUSTRALIA - 6.1%
Brambles Ltd.	4,007,030	$29,187,565
Fortescue Metals Group Ltd. (a)	2,234,646	14,979,625
Woodside Petroleum Ltd.	631,708	27,517,544
Woolworths Ltd.	831,720	22,967,799
		94,652,533
BRAZIL - 2.2%
B2W Companhia Global do Varejo	428,500	8,131,175
BM&F BOVESPA SA	1,506,500	11,915,871
OGX Petroleo e Gas Participacoes SA (a)	1,242,100	14,965,060
		35,012,106
CHINA - 8.8%
Baidu, Inc. ADR (a)	505,700	48,815,221
China Merchants Bank Co., Ltd., Class H	5,522,000	13,929,481
CNOOC Ltd.	6,109,000	14,541,420
Hong Kong Exchanges & Clearing Ltd.	915,200	20,750,030
Li & Fung Ltd.	1,872,000	10,861,395
Ports Design Ltd.	1,078,000	2,974,426
Tencent Holdings Ltd.	1,175,000	25,508,596
		137,380,569
DENMARK - 3.2%
Novo Nordisk AS, B Shares	203,697	22,949,426
Novozymes AS, B Shares	99,518	13,886,012
Vestas Wind Systems AS (a)	433,940	13,743,006
		50,578,444
FRANCE - 5.8%
Essilor International SA	382,164	24,623,196
L’Oreal SA	236,246	26,268,610
PPR	247,726	39,440,895
		90,332,701
GERMANY - 5.6%
Adidas AG	385,561	25,080,417
Aixtron SE	229,300	8,545,026
HeidelbergCement AG	204,842	12,856,487
Q-Cells SE (a)	288,421	964,890
SAP AG	417,870	21,312,483
SMA Solar Technology AG	61,880	5,720,833
TUI AG (a)	880,781	12,355,649
		86,835,785
INDIA - 1.0%
Housing Development Finance Corp.	510,900	8,317,555
Reliance Capital Ltd.	461,400	6,894,518
		15,212,073
IRELAND - 0.5%
James Hardie Industries SE CDI (a)	1,242,501	8,615,737

ISRAEL - 1.2%
Teva Pharmaceutical Industries Ltd. ADR	369,700	19,272,461

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2010	Baillie Gifford EAFE Fund

	Shares	Value

JAPAN - 13.9%
Canon, Inc.	481,900	$24,752,927
Hoya Corp.	530,000	12,814,973
Japan Tobacco, Inc.	5,175	19,109,055
Kyocera Corp.	67,500	6,857,829
Nintendo Co., Ltd.	121,700	35,530,525
Rakuten, Inc.	45,533	38,104,318
Rohm Co., Ltd.	159,700	10,385,720
SMC Corp.	173,300	29,573,010
Trend Micro, Inc.	298,000	9,789,867
Yamada Denki Co., Ltd.	226,440	15,404,988
Yamaha Motor Co., Ltd. (a)	923,000	14,978,205
		217,301,417
LUXEMBOURG - 0.6%
Oriflame Cosmetics SA	173,337	9,126,705
Reinet Investments SCA (a)	39,281	683,796
		9,810,501
MEXICO - 0.5%
Wal-Mart de Mexico SAB de CV, Series V	2,727,200	7,792,946

SINGAPORE - 0.6%
Singapore Exchange Ltd.	1,342,000	8,801,232

SOUTH AFRICA - 0.7%
Impala Platinum Holdings Ltd.	299,900	10,621,534

SOUTH KOREA - 1.7%
Celltrion, Inc. (a)	245,607	7,239,901
Samsung Electronics Co., Ltd.	22,300	18,623,538
		25,863,439
SPAIN - 4.8%
Banco Santander SA	4,112,502	43,822,104
Industria de Diseno Textil SA	408,556	30,581,864
		74,403,968
SWEDEN - 8.3%
Alfa Laval AB	807,204	17,042,491
Atlas Copco AB, A Shares	2,201,730	55,579,315
Sandvik AB	1,328,343	25,918,576
Svenska Handelsbanken AB, A Shares	955,843	30,554,022
		129,094,404
SWITZERLAND - 6.1%
ABB Ltd. (a)	770,546	17,204,679
Compagnie Financiere Richemont SA, Br A	551,769	32,446,130
Geberit AG	90,132	20,840,546
Syngenta AG	86,973	25,494,730
		95,986,085
TAIWAN - 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,386,806	17,390,547

TURKEY - 1.4%
Turkiye Garanti Bankasi AS	4,385,821	22,150,123

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2010	Baillie Gifford EAFE Fund

	Shares	Value

UNITED KINGDOM - 20.0%
Autonomy Corp. Plc. (a)	662,300	$15,581,376
BG Group Plc.	888,251	18,018,356
BHP Billiton Plc.	1,357,055	54,596,597
British American Tobacco Plc.	912,659	35,106,311
Lloyds Banking Group Plc. (a)	13,015,080	13,435,463
Meggitt Plc.	3,038,769	17,581,349
Prudential Plc.	2,463,000	25,731,423
Rolls-Royce Group Plc., C Shares (a)	168,364,864	262,496
Rolls-Royce Group Plc. (a)	2,630,701	25,631,522
SABMiller Plc.	791,000	27,866,197
Signet Jewelers Ltd. (a)	176,359	7,591,558
Standard Chartered Plc.	1,611,780	43,510,943
Tesco Plc.	4,124,570	27,350,092
		312,263,683
Total Common Stocks
(cost $1,124,425,171)		1,469,372,288

PREFERRED STOCKS - 4.0%
BRAZIL - 3.5%
Itau Unibanco Holding SA ADR	886,280	21,279,583
Petroleo Brasileiro SA ADR	962,000	32,871,540
		54,151,123

GERMANY - 0.5%
Porsche Automobil Holding SE	110,353	8,814,630

Total Preferred Stocks
(cost $50,090,649)		62,965,753

TOTAL INVESTMENTS - 98.1%
(cost $1,174,515,820)		1,532,338,041
Other assets less liabilities - 1.9%		30,315,790
NET ASSETS - 100.0%		$1,562,653,831

(a) Non-income producing security.
ADR - American Depositary Receipt.
CDI - Chess Depository Interest.

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010	Baillie Gifford EAFE Fund

ASSETS
Investments, at value (cost $1,174,515,820)	$1,532,338,041
Cash	33,461,208
Foreign cash, at value (cost $374,889)	376,672
Dividends receivable	949,890
Tax reclaims receivable	441,781

Total Assets	1,567,567,592

LIABILITIES
Distributions payable	1,943,215
Management fee payable	925,529
Servicing fee payable	875,217
Payable for investments purchased	751,413
Payable for deferred Indian capital gains tax	62,596
Accrued expenses	355,791

Total Liabilities	4,913,761

NET ASSETS	$1,562,653,831

COMPOSITION OF NET ASSETS
Paid-in capital	$1,253,490,299
Distributions in excess of net investment income	(10,810,628)
Accumulated net realized loss on investments and foreign currency transactions	(37,826,909)
Net unrealized appreciation in value of investments and foreign currencies (net of deferred Indian capital gains tax)	357,801,069

$1,562,653,831

NET ASSET VALUE, PER SHARE

Class 1 ($22,567,083 / 2,318,352 shares outstanding),
unlimited authorized, no par value	$9.73

Maximum Purchase Price Per Share (Note D)	$9.75

Minimum Redemption Price Per Share (Note D)	$9.72

Class 2 ($923,722,595 / 95,183,371 shares outstanding), unlimited authorized, no par value	$9.70

Maximum Purchase Price Per Share (Note D)	$9.72

Minimum Redemption Price Per Share (Note D)	$9.69

Class 3 ($139,343,692 / 14,331,714 shares outstanding), unlimited authorized, no par value	$9.72

Maximum Purchase Price Per Share (Note D)	$9.74

Minimum Redemption Price Per Share (Note D)	$9.71

Class 4 ($477,020,461 / 48,966,452 shares outstanding), unlimited authorized, no par value	$9.74

Maximum Purchase Price Per Share (Note D)	$9.76

Minimum Redemption Price Per Share (Note D)	$9.73

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010	Baillie Gifford EAFE Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,679,541)	$21,125,211
Interest	1,559

Total Investment Income	21,126,770

EXPENSES
Management fee (Note B)	2,872,552
Shareholder Servicing fees - Class 1 Shares (Note B)	270,466
Shareholder Servicing fees - Class 2 Shares (Note B)	1,625,511
Shareholder Servicing fees - Class 3 Shares (Note B)	160,632
Shareholder Servicing fees - Class 4 Shares (Note B)	688,260
Fund Accounting	607,393
Custody	182,142
Legal	123,048
Professional fees	72,116
Trustees’ fees	46,129
Insurance	33,127
Transfer Agency	28,439
Miscellaneous	23,215

Total Expenses	6,733,030

Net Investment Income	14,393,740

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(7,107,741)
Foreign currency transactions	(460,171)

(7,567,912)

Net change in unrealized appreciation on:
Investments (net of deferred Indian capital gains tax of $62,596)	215,058,357
Translation of assets and liabilities in foreign currencies	57,949

215,116,306

Net realized and unrealized gain on investments and foreign currency transactions	207,548,394

NET INCREASE IN NET ASSETS FROM OPERATIONS	$221,942,134

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford EAFE Fund

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$14,393,740	$7,775,047
Net realized loss from investments and foreign currency transactions	(7,567,912)	(8,014,032)
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	215,116,306	214,809,270

Net increase in net assets from operations	221,942,134	214,570,285

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(352,363)	(224,816)
Class 2	(13,025,637)	(4,958,513)
Class 3	(2,057,412)	-
Class 4	(7,188,225)	(3,763,419)

Total Dividends	(22,623,637)	(8,946,748)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	51,397,000	167,748,280
Class 2	421,789,035	377,378,652
Class 3	124,954,270	-
Class 4	29,940,000	280,794,053
Purchase premiums:
Class 1	45,179	119,713
Class 2	453,389	291,783
Class 3	69,127	-
Class 4	297,723	381,067
Redemption fees:
Class 1	1,369	94
Class 2	12,409	526
Class 3	1,217	-
Class 4	8,149	672
Dividends reinvested:
Class 1	352,363	224,816
Class 2	10,917,409	4,037,336
Class 3	2,057,412	-
Class 4	7,188,225	3,763,419
Cost of shares redeemed:
Class 1	(83,366,730)	(159,438,020)
Class 2	(122,918,227)	(40,961,159)
Class 3	-	(230,894,385)

Increase in Net Assets from Transactions in Shares of Beneficial Interest	443,199,319	403,446,847

Total Increase in Net Assets	642,517,816	609,070,384

NET ASSETS
Beginning of year	920,136,015	311,065,631

End of year (including distributions in excess of net investment income of $10,810,628 and $2,123,072, respectively)	$1,562,653,831	$920,136,015

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford EAFE Fund

Selected data for a Class 1 Share outstanding throughout each period:

	For the Year Ended December 31, 2010	For the Period January 2, 2009(a) through December 31, 2009

Net asset value, beginning of period	$8.47	$6.01

From Investment Operations
Net investment income(b)	0.14	0.12
Net realized and unrealized gain on investments and foreign currency transactions	1.23	2.36

Net increase in net asset value from investment operations	1.37	2.48

Dividends to Shareholders
Dividends from net investment income	(0.12)	(0.03)

Proceeds from Purchase Premiums and Redemption Fees	0.01	0.01

Net asset value, end of period	$9.73	$8.47

Total Return
Total investment return based on net asset value(c)	16.36%	41.49%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,567	$41,798
Ratio of net expenses to average net assets	0.79%	0.84%*(d)
Ratio of net investment income to average net assets	1.52%	1.61%*
Portfolio turnover rate	13%	9%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)

The Manager had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.98% for Class 1 Shares.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford EAFE Fund

Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Period March 6, 2008(a) through December 31, 2008

Net asset value, beginning of period	$8.44	$5.85	$10.00

From Investment Operations
Net investment income(b)	0.10	0.07	0.10

Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.29	2.60	(4.20)

Net increase (decrease) in net asset value from investment operations	1.39	2.67	(4.10)

Dividends to Shareholders
Dividends from net investment income	(0.14)	(0.09)	(0.07)

Proceeds from Purchase Premiums and Redemption Fees	0.01	0.01	0.02

Net asset value, end of period	$9.70	$8.44	$5.85

Total Return
Total investment return based on net asset value(c)	16.60%	45.75%	(40.79)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$923,723	$499,797	$86,508
Ratio of net expenses to average net assets	0.62%	0.65%(d)	0.75%*(d)
Ratio of net investment income to average net assets	1.14%	0.95%	1.75%*
Portfolio turnover rate	13%	9%	16%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)

The Manager had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.80% for Class 2 Shares.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford EAFE Fund

Selected data for a Class 3 Share outstanding throughout each period:

	For the Period April 19, 2010(c) through December 31, 2010	For the Period January 1, 2009 through January 5, 2009(b)	For the Period April 28, 2009 through December 31, 2009(a)

Net asset value, beginning of period	$8.87	$5.86	$10.67

From Investment Operations
Net investment income (loss)(d)	0.08	(0.00)(f)	0.09
Net realized and unrealized gain on investments and foreign currency transactions	0.91	0.17	(4.85)

Net increase in net asset value from investment operations	0.99	0.17	(4.76)

Dividends to Shareholders
Dividends from net investment income	(0.15)	-	(0.08)

Proceeds from Purchase Premiums	0.01	-	0.03

Net asset value, end of period	$9.72	$6.03(b)	$5.86

Total Return
Total investment return based on net asset value(e)	11.25%	2.90%	(44.37)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$139,344	$ -(b)	$224,557
Ratio of net expenses to average net assets	0.56%*	0.57%*	0.67%*
Ratio of net investment income (loss) to average net assets	1.26%*	(0.21)%*	1.85%*
Portfolio turnover rate	13%	9%	16%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Class had no shareholders from January 6, 2009 to April 18, 2010. All shares of this class were redeemed at $6.03 on January 5, 2009. New shares were issued at $8.87 on April 19, 2010.
(c)	Recommencement of investment operations.
(d)	Calculated based upon average shares outstanding during the period.
(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)	Rounds to less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford EAFE Fund

Selected data for a Class 4 Share outstanding throughout each period:

	For the Year Ended December 31, 2010	For the Period January 2, 2009(a) through December 31, 2009

Net asset value, beginning of period	$8.47	$6.03

From Investment Operations
Net investment income(b)	0.12	0.11
Net realized and unrealized gain on investments and foreign currency transactions	1.29	2.41

Net increase in net asset value from investment operations	1.41	2.52

Dividends to Shareholders
Dividends from net investment income	(0.15)	(0.09)

Proceeds from Purchase Premiums and Redemption Fees	0.01	0.01

Net asset value, end of period	$9.74	$8.47

Total Return
Total investment return based on net asset value(c)	16.77%	41.89%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$477,020	$378,541
Ratio of net expenses to average net assets	0.52%	0.55%*(d)
Ratio of net investment income to average net assets	1.38%	1.67%*
Portfolio turnover rate	13%	9%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)

The Manager had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.70% for Class 4 Shares.

The accompanying notes are an integral part of the financial statements.

INDUSTRY DIVERSIFICATION TABLE
December 31, 2010 (unaudited)	Baillie Gifford EAFE Choice Fund

	Value	% of Total Net Assets

Apparel	$3,543,423	3.5%
Auto Manufacturers	2,387,467	2.3
Banks	11,129,236	10.9
Beverages, Food & Tobacco	5,456,852	5.3
Biotechnology	1,933,116	1.9
Chemicals	1,115,095	1.1
Commercial Services	3,573,205	3.5
Construction & Building Materials	1,529,999	1.5
Cosmetics/Personal Care	1,711,322	1.7
Distribution/Wholesale	941,554	0.9
Diversified Financial Services	2,739,026	2.7
Diversified Industrials	3,372,398	3.3
Electronic & Electrical Equipment	6,134,254	6.0
Engineering & Machinery	7,394,617	7.2
Food Producers & Processors	4,291,118	4.2
Healthcare - Products	3,644,534	3.5
Insurance	654,022	0.6
Internet	2,833,119	2.8
Investment Companies	2,068,790	2.0
Media & Photography	1,206,397	1.2
Mining & Metals	2,350,255	2.3
Motorcycles	1,215,458	1.2
Office/Business Equipment	2,820,043	2.8
Oil & Gas	8,766,982	8.6
Pharmaceuticals	5,617,197	5.5
Real Estate	2,467,170	2.4
Retailers - General	2,147,124	2.1
Semiconductors	2,793,269	2.7
Software	1,017,454	1.0
Telecommunication Services	975,138	0.9
Toys/Games/Hobbies	1,202,660	1.2
Transportation	1,238,011	1.2
Travel & Leisure	1,177,506	1.1

Total Value of Investments	101,447,811	99.1
Other assets less liabilities	961,009	0.9
Net Assets	$102,408,820	100.0%

PORTFOLIO OF INVESTMENTS
December 31, 2010	Baillie Gifford EAFE Choice Fund

	Shares	Value

COMMON STOCKS - 97.7%
AUSTRALIA - 5.7%
Aristocrat Leisure Ltd.	384,745	$1,177,506
Billabong International Ltd.	116,049	967,731
Brambles Ltd.	192,355	1,401,131
Cochlear Ltd.	17,536	1,443,553
Woolworths Ltd.	30,971	855,259
		5,845,180
BELGIUM - 2.7%
Colruyt SA	21,375	1,086,989
Groupe Bruxelles Lambert SA	19,954	1,678,900
		2,765,889
BERMUDA - 1.1%
Midland Holdings Ltd.	238,000	195,052
Seadrill Ltd.	26,858	916,212
		1,111,264
CHINA - 3.6%
BOC Hong Kong (Holdings) Ltd.	299,000	1,016,757
China Merchants Bank Co., Ltd., Class H	167,000	421,265
Esprit Holdings Ltd.	149,100	709,254
Hang Lung Properties Ltd.	196,000	916,109
Hong Kong Exchanges & Clearing Ltd.	28,600	648,438
		3,711,823
DENMARK - 6.1%
A P Moller - Maersk AS, B Shares	63	570,380
Carlsberg AS, Class B	16,963	1,702,670
Danisco AS	9,457	867,306
Jyske Bank AS (a)	28,626	1,335,931
Novo Nordisk AS, B Shares	9,500	1,070,313
Novozymes AS, B Shares	4,742	661,664
		6,208,264
FINLAND - 2.1%
Kone Oyj, Class B	20,605	1,144,452
Nokia Corp.	94,136	975,138
		2,119,590
FRANCE - 5.0%
BioMerieux	8,327	821,776
Legrand SA	21,826	890,283
L’Oreal SA	7,753	862,070
Neopost SA	10,544	919,528
Total SA	30,034	1,599,687
		5,093,344
GERMANY - 3.7%
Adidas AG	16,988	1,105,055
Celesio AG	54,007	1,345,882
Deutsche Boerse AG	9,275	640,820
Deutsche Post AG	39,353	667,632
		3,759,389
INDIA - 1.0%
Mahindra & Mahindra Ltd. GDR	57,886	1,027,477

ITALY - 0.4%
Intesa Sanpaolo SpA	136,338	370,654

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2010	Baillie Gifford EAFE Choice Fund

	Shares	Value

JAPAN - 18.9%
Asahi Breweries Ltd.	23,700	$457,425
Canon, Inc.	37,000	1,900,515
Chugai Pharmaceutical Co., Ltd.	37,700	690,306
Fast Retailing Co., Ltd.	4,800	761,383
Hitachi High-Technologies Corp.	17,600	410,092
INPEX Corp.	178	1,039,412
Japan Tobacco, Inc.	475	1,753,971
Kao Corp.	31,600	849,252
Kyocera Corp.	8,600	873,738
Mitsubishi Electric Corp.	80,000	835,942
Mitsui & Co., Ltd.	32,300	531,462
MS&AD Insurance Group Holdings, Inc.	26,200	654,022
NAMCO BANDAI Holdings, Inc.	112,200	1,202,660
Olympus Corp.	19,600	590,159
Rakuten, Inc. (a)	1,097	918,025
Rohm Co., Ltd.	14,300	929,967
SMC Corp.	5,400	921,490
Sumitomo Realty & Development Co., Ltd.	57,000	1,356,009
THK Co., Ltd.	42,200	965,233
Trend Micro, Inc. (a)	14,500	476,352
Yamaha Motor Co., Ltd. (a)	74,900	1,215,458
		19,332,873
NETHERLANDS - 1.5%
ASML Holding NV	15,225	583,912
QIAGEN NV (a)	46,062	904,056
		1,487,968
SINGAPORE - 3.1%
DBS Group Holdings Ltd.	80,000	892,925
Keppel Corp., Ltd.	95,000	838,239
United Overseas Bank Ltd.	105,000	1,490,052
		3,221,216
SOUTH AFRICA - 1.5%
Clicks Group Ltd.	160,968	1,060,136
Lonmin Plc. (a)	14,814	456,008
		1,516,144
SOUTH KOREA - 0.9%
Samsung Electronics Co., Ltd. GDR Reg S (a)	2,300	961,627

SPAIN - 1.7%
Banco Popular Espanol SA	134,109	691,513
Corporacion Financiera Alba SA	21,110	1,085,626
		1,777,139
SWEDEN - 7.1%
Atlas Copco AB, B Shares	119,574	2,706,832
Investor AB, B Shares	45,946	983,164
Scania AB, B Shares	59,081	1,359,990
Svenska Handelsbanken AB, A Shares	70,420	2,251,012
		7,300,998
SWITZERLAND - 9.4%
Geberit AG	6,617	1,529,999
Nestle SA	42,288	2,477,386
Roche Holding AG	17,127	2,510,696
Schindler Holding AG	14,004	1,656,610
UBS AG (a)	88,300	1,449,768
		9,624,459

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2010	Baillie Gifford EAFE Choice Fund

	Shares	Value

TAIWAN - 2.2%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	121,352	$970,816
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	99,500	1,247,730
		2,218,546
TURKEY - 0.9%
Turkiye Garanti Bankasi AS	178,400	900,990

UNITED KINGDOM - 16.4%
AMEC Plc.	41,000	737,341
ASOS Plc. (a)	46,800	1,164,961
Autonomy Corp. Plc. (a)	23,000	541,102
BG Group Plc.	58,000	1,176,542
BHP Billiton Plc.	25,000	1,005,792
Cairn Energy Plc. (a)	198,160	1,300,944
Capita Group Plc.	69,000	750,410
Hays Plc.	238,500	481,578
Imperial Tobacco Group Plc.	34,000	1,045,146
Intertek Group Plc.	34,000	940,086
John Wood Group Plc.	146,800	1,286,108
Johnson Matthey Plc.	35,000	1,115,095
Kazakhmys Plc.	35,000	888,455
Pearson Plc.	46,000	724,919
Reed Elsevier Plc.	57,000	481,478
Rightmove Plc.	61,640	750,133
Smith & Nephew Plc.	45,000	475,148
Standard Chartered Plc.	38,000	1,025,832
Unilever Plc.	30,812	946,425
		16,837,495
UNITED STATES - 2.7%
Central European Distribution Corp. (a)	21,731	497,640
Mettler-Toledo International, Inc. (a)	6,900	1,043,349
Protalix BioTherapeutics, Inc. (a)	127,400	1,271,452
		2,812,441
Total Common Stocks (cost $89,749,016)		100,004,770

PREFERRED STOCKS - 1.4%
BRAZIL - 1.4%
Itau Unibanco Holding SA ADR	30,500	732,305
Petroleo Brasileiro SA ADR	20,800	710,736

Total Preferred Stocks (cost $1,497,391)		1,443,041

TOTAL INVESTMENTS - 99.1% (cost $91,246,407)		101,447,811
Other assets less liabilities - 0.9%		961,009
NET ASSETS - 100.0%		$102,408,820

(a) Non-income producing security.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2010	Baillie Gifford EAFE Choice Fund

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010	Baillie Gifford EAFE Choice Fund

ASSETS
Investments, at value (cost $91,246,407)	$101,447,811
Cash	390,356
Foreign cash, at value (cost $778,607)	789,974
Dividends receivable	90,468
Tax reclaims receivable	68,913

Total Assets	102,787,522

LIABILITIES
Payable for investments purchased	219,976
Management fee payable	62,274
Servicing fee payable	57,735
Accrued expenses	38,717

Total Liabilities	378,702

NET ASSETS	$102,408,820

COMPOSITION OF NET ASSETS
Paid-in capital	$92,203,226
Distributions in excess of net investment income	(205,045)
Accumulated net realized gain on investments and foreign currency transactions	193,451
Net unrealized appreciation in value of investments and foreign currencies	10,217,188

$102,408,820

NET ASSET VALUE, PER SHARE

Class 2 ($46,487,222 / 4,135,077 shares outstanding),
unlimited authorized, no par value	$11.24

Maximum Purchase Price Per Share (Note D)	$11.26

Minimum Redemption Price Per Share (Note D)	$11.22

Class 3 ($55,921,598 / 4,895,591 shares outstanding),
unlimited authorized, no par value	$11.42

Maximum Purchase Price Per Share (Note D)	$11.44

Minimum Redemption Price Per Share (Note D)	$11.40

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010	Baillie Gifford EAFE Choice Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $164,804)	$1,670,715
Interest	782

Total Investment Income	1,671,497

EXPENSES
Management fee (Note B)	186,563
Shareholder Servicing fees - Class 2 Shares (Note B)	87,556
Shareholder Servicing fees - Class 3 Shares (Note B)	82,515
Fund Accounting	65,012
Custody	30,007
Legal	14,111
Transfer Agency	11,989
Trustees’ fees	3,177
Professional fees	2,440
Insurance	2,132
Miscellaneous	2,813

Total Expenses	488,315

Net Investment Income	1,183,182

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	233,254
Foreign currency transactions	(87,253)

146,001

Net change in unrealized appreciation on:
Investments	9,709,904
Translation of assets and liabilities in foreign currencies	16,008

9,725,912

Net realized and unrealized gain on investments and foreign currency transactions	9,871,913

NET INCREASE IN NET ASSETS FROM OPERATIONS	$11,055,095

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford EAFE Choice Fund

	For the Year Ended December 31, 2010	For the Period December 17, 2009* through December 31, 2009

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$1,183,182	$5,114
Net realized gain (loss) from investments and foreign currency transactions	146,001	(42,665)
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	9,725,912	491,276

Net increase in net assets from operations	11,055,095	453,725

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
Class 2	(578,172)	(7,407)
Class 3	(717,647)	-

Total Dividends	(1,295,819)	(7,407)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	41,317,200	30,000,000
Class 3	50,906,024	-
Purchase premiums:
Class 2	53,804	-
Class 3	58,067	-
Dividends reinvested:
Class 2	578,172	7,407
Class 3	717,647	-
Cost of shares redeemed:
Class 2	(31,435,095)	-

Increase in Net Assets from Transactions in Shares of Beneficial Interest	62,195,819	30,007,407

Total Increase in Net Assets	71,955,095	30,453,725

NET ASSETS
Beginning of period	30,453,725	-

End of period (including distributions in excess of net investment income of $205,045 and $44,958, respectively)	$102,408,820	$30,453,725

* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford EAFE Choice Fund

Selected data for a Class 2 Share outstanding throughout each period:

	For the Period Ended December 31, 2010(a)	For the Period December 17, 2009(b) through December 31, 2009

Net asset value, beginning of period	$10.15	$10.00

From Investment Operations
Net investment income(c)	0.13	0.00@
Net realized and unrealized gain on investments and foreign currency transactions	1.37	0.15

Net increase in net asset value from investment operations	1.50	0.15

Change in NAV During Period of Inactivity(a)	(0.28)	-

Dividends to Shareholders
Dividends from net investment income	(0.14)	(0.00)@

Proceeds from Purchase Premiums	0.01	-

Net asset value, end of period	$11.24	$10.15

Total Return
Total investment return based on net asset value(d)	15.22%	1.52%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,487	$30,454
Ratio of net expenses to average net assets	0.71%*	0.82%*
Ratio of net investment income to average net assets	1.53%*	0.41%*
Portfolio turnover rate	20%	0%

*	Annualized.
@	Amount is less than $0.005.
(a)

For the period January 1, 2010 to January 15, 2010 and March 25, 2010 to December 31, 2010. Class had no shareholders from January 16, 2010 to March 24, 2010. All shares of this Class were redeemed at $10.48 on January 19, 2010. New shares were issued at $10.20 on March 25, 2010.

(b)	Commencement of investment operations.
(c)	Calculated based upon average shares outstanding during the period.
(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford EAFE Choice Fund

Selected data for a Class 3 Share outstanding throughout the period:

For the Period January 15, 2010(a) through December 31, 2010

Net asset value, beginning of period	$10.48

From Investment Operations
Net investment income(b)	0.16
Net realized and unrealized gain on investments and foreign currency transactions	0.92

Net increase in net asset value from investment operations	1.08

Dividends to Shareholders
Dividends from net investment income	(0.15)

Proceeds from Purchase Premiums	0.01

Net asset value, end of period	$11.42

Total Return
Total investment return based on net asset value(c)	10.40%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$55,922
Ratio of net expenses to average net assets	0.63%*
Ratio of net investment income to average net assets	1.66%*
Portfolio turnover rate	20%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

INDUSTRY DIVERSIFICATION TABLE
December 31, 2010 (unaudited)	Baillie Gifford Emerging Markets Fund

	Value	% of Total Net Assets

Auto Manufacturers	$22,012,437	4.7%
Banks	57,790,066	12.3
Computers	3,952,461	0.8
Construction & Building Materials	20,223,153	4.3
Diversified Financial Services	21,626,947	4.6
Diversified Industrials	3,576,750	0.8
Electronic & Electrical Equipment	61,697,386	13.2
Energy - Alternate Sources	1,297,133	0.3
Food Producers & Processors	9,629,109	2.0
Insurance	25,175,607	5.4
Internet	15,875,039	3.4
Investment Companies	11,832,196	2.5
Media & Photography	5,005,477	1.1
Mining & Metals	64,963,763	13.9
Motorcycles	4,512,567	1.0
Oil & Gas	66,956,214	14.3
Real Estate	4,217,824	0.9
Retailers - General	29,688,549	6.3
Telecommunication Services	16,602,329	3.5
Transportation	14,658,116	3.1

Total Value of Investments	461,293,123	98.4
Other assets less liabilities	7,360,394	1.6

Net Assets	$468,653,517	100.0%

PORTFOLIO OF INVESTMENTS
December 31, 2010	Baillie Gifford Emerging Markets Fund

	Shares	Value

COMMON STOCKS - 90.2%
ARGENTINA - 0.6%
MercadoLibre, Inc. (a)	45,400	$3,025,910

BRAZIL - 8.8%
All America Latina Logistica	507,510	4,585,934
BM&F BOVESPA SA	291,100	2,302,496
Lojas Renner SA	15,700	533,422
OGX Petroleo e Gas Participacoes SA (a)	384,200	4,628,916
Petroleo Brasileiro SA ADR	528,400	19,994,656
Vale SA ADR	267,100	9,233,647

		41,279,071

CHINA - 17.2%
Alibaba.com Ltd.	1,906,500	3,418,148
Baidu, Inc. ADR (a)	97,700	9,430,981
Bank of China Ltd., Class H	11,320,200	5,967,747
BYD Co., Ltd., Class H	309,500	1,625,202
China Construction Bank Corp., Class H	9,038,290	8,096,925
China Life Insurance Co., Ltd., Class H	687,000	2,797,199
China Longyuan Power Group Corp., Class H (a)	1,419,000	1,297,133
China Merchants Bank Co., Ltd., Class H	1,460,523	3,684,232
China Mobile Ltd.	932,500	9,245,607
China Railway Construction Corp. Ltd., Class H	4,539,000	5,458,399
China Shenhua Energy Co., Ltd., Class H	885,500	3,711,075
China Taiping Insurance Holdings Co., Ltd. (a)	1,300,000	3,993,022
CSR Corp., Ltd., Class H	3,883,000	5,101,723
Parkson Retail Group Ltd.	1,515,000	2,333,300
Ping An Insurance Co. of China Ltd., Class H	644,000	7,188,113
Renhe Commercial Holdings Co., Ltd.	15,016,000	2,625,482
Want Want China Holdings Ltd.	5,475,000	4,794,808

		80,769,096

GUERNSEY - 0.4%
Chariot Oil & Gas Ltd. (a)	642,608	1,883,411

INDIA - 7.8%
ACC Ltd.	120,700	2,902,808
GAIL India Ltd.	409,393	4,693,905
Hero Honda Motors Ltd.	101,500	4,512,567
Housing Development Finance Corp.	339,600	5,528,756
IFCI Ltd.	918,914	1,382,896
Infrastructure Development Finance Co., Ltd.	899,500	3,671,856
IVRCL Infrastructures & Projects Ltd.	725,500	2,084,738
Mahindra & Mahindra Ltd.	424,522	7,387,243
Tata Power Co., Ltd.	142,800	4,360,398

		36,525,167

INDONESIA - 6.1%
PT Astra International Tbk	1,032,500	6,239,835
PT Bakrieland Development Tbk	91,631,000	1,592,342
PT Bank Mandiri	4,497,500	3,234,083
PT Bank Rakyat Indonesia	2,789,000	3,244,260
PT Bumi Resources Tbk	23,028,000	7,714,489
PT Semen Gresik Persero Tbk	3,091,500	3,237,396
PT Tambang Batubara Bukit Asam Tbk	1,335,000	3,394,281

		28,656,686

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2010	Baillie Gifford Emerging Markets Fund

	Shares	Value

IRELAND - 1.1%
Kenmare Resources Plc. (a)	10,172,676	$5,211,490

KAZAKHSTAN - 0.2%
KazMunaiGas Exploration Production	40,962	807,676

LUXEMBOURG - 0.9%
Evraz Group SA GDR Reg S (a)	113,400	4,071,487

MALAYSIA - 0.6%
Public Bank Bhd	634,900	2,676,731

MEXICO - 4.5%
America Movil SAB de CV, Series L ADR	128,300	7,356,722
Cemex SAB de CV ADR (a)	521,000	5,579,910
Grupo Financiero Banorte SA de CV, Class O	505,204	2,401,253
Wal-Mart de Mexico SA de CV, Series V	2,075,660	5,931,177

		21,269,062

PERU - 0.6%
Credicorp Ltd.	23,400	2,782,494

RUSSIA - 2.9%
Petropavlovsk Plc.	286,300	5,126,976
Severstal GDR Reg S	255,100	4,305,934
X5 Retail Group NV GDR Reg S (a)	87,300	4,043,650

		13,476,560

SOUTH AFRICA - 6.9%
AngloGold Ashanti Ltd.	40,900	2,028,997
Gold Fields Ltd.	406,600	7,438,531
Gold Fields Ltd. ADR	142,100	2,576,273
Impala Platinum Holdings Ltd.	162,400	5,751,708
Lonmin Plc. (a)	142,903	4,398,875
Massmart Holdings Ltd.	234,928	5,232,514
Naspers Ltd., N Shares	84,900	5,005,477

		32,432,375

SOUTH KOREA - 10.8%
Cheil Industries, Inc.	36,600	3,576,750
Glovis Co., Ltd.	37,926	4,970,459
Hyundai Development Co.	32,060	959,902
Hyundai Mobis	27,000	6,760,156
KB Financial Group, Inc.	83,813	4,408,096
NHN Corp. (a)	19,800	3,952,461
Samsung Electronics Co., Ltd.	18,450	15,408,263
Samsung Fire & Marine Insurance Co., Ltd.	26,800	5,302,913
Shinsegae Co., Ltd.	9,750	5,274,914

		50,613,914

TAIWAN - 9.3%
Advanced Semiconductor Engineering, Inc.	3,017,038	3,479,349
China Life Insurance Co., Ltd.	5,533,513	5,894,360
Far Eastern Department Stores Ltd.	3,795,122	6,339,572
Hon Hai Precision Industry Co., Ltd.	2,801,769	11,286,312
MediaTek, Inc.	458,680	6,565,162
Taiwan Semiconductor Manufacturing Co., Ltd.	4,101,310	9,983,818

		43,548,573

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2010	Baillie Gifford Emerging Markets Fund

	Shares	Value

THAILAND - 1.5%
Bank of Ayudhya PCL NVDR	8,341,000	$7,114,178

TURKEY - 2.5%
Turkiye Garanti Bankasi AS	1,175,323	5,935,844
Turkiye Is Bankasi, Class C	1,635,562	5,809,590

		11,745,434

TURKMENISTAN - 2.8%
Dragon Oil Plc. (a)	1,546,545	12,972,267

UNITED KINGDOM - 4.7%
Cairn Energy Plc. (a)	1,577,573	10,356,954
Desire Petroleum Plc. (a)	591,596	445,576
Gulf Keystone Petroleum Ltd. (a)	826,000	2,190,341
Rockhopper Exploration Plc. (a)	778,121	4,458,364
Tullow Oil Plc.	229,100	4,524,148

		21,975,383

Total Common Stocks
(cost $311,580,035)		422,836,965

PREFERRED STOCKS - 8.2%
BRAZIL - 6.8%
Banco Bradesco SA	346,390	6,813,032
Bradespar SA	312,700	8,160,340
Companhia Brasileira de Distribuicao Grupo Pao de Acucar	115,800	4,834,301
Companhia Energetica de Minas Gerais	257,542	4,143,944
Itausa - Investimentos Itau SA	1,006,652	8,004,703

		31,956,320

SOUTH KOREA - 1.4%
Samsung Electronics Co., Ltd.	11,335	6,470,140

Total Preferred Stocks
(cost $25,654,445)		38,426,460

RIGHTS(a) - 0.0%
BRAZIL - 0.0%
Banco Bradesco SA
expiring on 1/31/11
(cost $0)	5,739	29,698

TOTAL INVESTMENTS - 98.4%
(cost $337,234,480)		461,293,123
Other assets less liabilities - 1.6%		7,360,394

NET ASSETS - 100.0%		$468,653,517

(a) Non-income producing security.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.
NVDR - Non Voting Depositary Receipt.
PCL - Public Company Limited.

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2010	Baillie Gifford Emerging Markets Fund

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010	Baillie Gifford Emerging Markets Fund

ASSETS
Investments, at value (cost $337,234,480)	$461,293,123
Cash	4,917,756
Foreign cash, at value (cost $1,892,137)	1,919,545
Receivable for investments sold	1,259,455
Dividends and interest receivable	335,836

Total Assets	469,725,715

LIABILITIES
Management fee payable	579,356
Payable for investments purchased	161,358
Servicing fee payable	120,351
Payable for deferred Indian capital gains tax	4,552
Accrued expenses	206,581

Total Liabilities	1,072,198

NET ASSETS	$468,653,517

COMPOSITION OF NET ASSETS
Paid-in capital	$343,993,479
Distributions in excess of net investment income	(3,657,400)
Accumulated net realized gain on investments and foreign currency transactions (net of Indian capital gains tax)	4,234,149
Net unrealized appreciation in value of investments and foreign currencies (net of deferred Indian capital gains tax)	124,083,289

$468,653,517

NET ASSET VALUE, PER SHARE

Class III ($468,653,517 / 25,052,527 shares outstanding), unlimited authorized, no par value	$18.71

Maximum Purchase Price Per Share (Note D)	$18.81

Minimum Redemption Price Per Share (Note D)	$18.66

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010	Baillie Gifford Emerging Markets Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $727,090)	$5,975,808
Interest	8,556

Total Investment Income	5,984,364

EXPENSES
Management fee (Note B)	1,953,682
Shareholder Servicing fees - Class I Shares (Note B)	8,043
Shareholder Servicing fees - Class II Shares (Note B)	91,522
Shareholder Servicing fees - Class III Shares (Note B)	347,713
Custody	266,850
Fund Accounting	247,775
Legal	62,888
Professional fees	61,269
Trustees’ fees	15,835
Transfer Agency	14,781
Insurance	9,531
Miscellaneous	25,377

Total Expenses	3,105,266

Net Investment Income	2,879,098

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments (net of Indian capital gains tax of $494,922)	37,214,132
Foreign currency transactions	44,048

37,258,180

Net change in unrealized appreciation on:
Investments (net of reversal of deferred Indian capital gains tax of $1,128,217)	36,076,156
Translation of assets and liabilities in foreign currencies	24,079

36,100,235

Net realized and unrealized gain on investments and foreign currency transactions	73,358,415

NET INCREASE IN NET ASSETS FROM OPERATIONS	$76,237,513

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford Emerging Markets Fund

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$2,879,098	$1,442,175
Net realized gain from investments and foreign currency transactions	37,258,180	3,156,678
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	36,100,235	129,538,327

Net increase in net assets from operations	76,237,513	134,137,180

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class I	-	(912,924)
Class II	(305,494)	(720,769)
Class III	(12,226,712)	(3,692,251)
Capital gains:
Class III	(11,767,673)	-

Total Dividends and Distributions	(24,299,879)	(5,325,944)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class I	-	39,900,000
Class II	-	23,374,000
Class III	191,123,814	9,869,439
Purchase premiums:
Class I	-	18,118
Class II	25,949	18,528
Class III	185,582	88,355
Redemption fees:
Class III	20,050	-
Dividends and distributions reinvested:
Class I	-	912,924
Class II	305,494	720,769
Class III	23,994,385	3,692,251
Cost of shares redeemed:
Class I	(54,124,301)	-
Class II	(51,710,765)	-
Class III	(8,020,050)	(23,374,000)

Increase in Net Assets from Transactions in Shares of Beneficial Interest	101,800,158	55,220,384

Total Increase in Net Assets	153,737,792	184,031,620

NET ASSETS
Beginning of year	314,915,725	130,884,105

End of year (including distributions in excess of net investment income of $6,722,587 and $3,816,195, respectively)	$468,653,517	$314,915,725

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford Emerging Markets Fund

Selected data for a Class III Share outstanding throughout each year:

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006

Net asset value, beginning of year	$16.49	$8.47	$22.17	$21.42	$19.78

From Investment Operations
Net investment income(a)	0.13	0.09	0.16	0.38	0.25
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.09	8.21	(12.15)	9.45	7.24

Net increase (decrease) in net asset value from investment operations	3.22	8.30	(11.99)	9.83	7.49

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.52)	(0.29)	(0.21)	(0.50)	(0.18)
Distributions from net realized gain on investments	(0.49)	-	(1.48)	(8.61)	(5.68)
Return of capital	-	-	(0.03)	-	-

Total Dividends and Distributions	(1.01)	(0.29)	(1.72)	(9.11)	(5.86)

Proceeds from Purchase Premiums and Redemption Fees	0.01	0.01	0.01	0.03	0.01

Net asset value, end of year	$18.71	$16.49	$8.47	$22.17	$21.42

Total Return
Total investment return based on net asset value(b)	19.73%	98.09%	(56.41)%	46.59%	38.30%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$468,654	$216,394	$124,412	$209,920	$161,874
Ratio of net expenses to average net assets	0.79%	0.80%	0.87%	0.87%	0.88%
Ratio of net investment income to average net assets	0.75%	0.76%	1.04%	1.48%	1.10%
Portfolio turnover rate	40%	56%	61%	61%	50%

(a)	Calculated based upon average shares outstanding during the year.
(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the year, and redemption on the last day of the year.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2010

Note A – Organization and Accounting Policies

Each of Baillie Gifford International Equity Fund (“International Equity Fund”), Baillie Gifford EAFE Fund (“EAFE Fund”), Baillie Gifford EAFE Choice Fund (“EAFE Choice Fund”) and Baillie Gifford Emerging Markets Fund (“Emerging Markets Fund”) (each, a “Fund”, and collectively, the “Funds”) is a series of Baillie Gifford Funds (the “Trust”). The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Amended and Restated Agreement and Declaration of Trust dated August 17, 2001, as subsequently amended. International Equity Fund, EAFE Fund and EAFE Choice Fund offer four classes of shares, Class 1, Class 2, Class 3 and Class 4 shares, and Emerging Markets Fund offers three classes of shares, Class I, Class II and Class III shares (an unlimited number of shares are authorized, without par value). At December 31, 2010, shares issued and outstanding for the International Equity Fund were of Class 1, Class 2, Class 3 and Class 4 shares, shares issued and outstanding for the EAFE Fund were of Class 1, Class 2, Class 3 and Class 4 shares, shares issued and outstanding for the EAFE Choice Fund were of Class 2 and Class 3 shares and shares issued and outstanding for the Emerging Markets Fund were of Class III.

The financial statements of the Funds have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities for the Funds and disclosure of contingent assets and liabilities for the Funds at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations for the Funds during the reporting period. Actual results could differ from those estimates.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The following is a summary of significant accounting policies followed by the Funds.

Valuation of Investments

Equity securities listed on an established securities exchange are normally valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange or on the NASDAQ National Market System for which there is no reported sale during the day, and in the case of over-the-counter securities not so listed, are valued at the mean

NOTES TO FINANCIAL STATEMENTS (continued)

between the last available bid and asked prices. Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained or any other reason), and all other assets, are taken at fair value as determined in good faith by Baillie Gifford Overseas Limited (the “Manager”), pursuant to procedures approved by the trustees of the Trust (the “Trustees”). The actual calculations may be made by persons acting pursuant to the direction of the Trustees or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events may not be reflected in the computation of a Funds’ net asset values. If events materially affecting the value of the Funds’ portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager, pursuant to procedures approved by the Trustees. The Funds utilize a third party pricing service which for all equity securities, except those traded on a Canadian, Latin American or U.S. exchange, applies a fair value adjustment that seeks to reflect changes in such securities’ market prices since the close of the market on which they are traded. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below.

The Funds invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved with domestic investments. Such risks include fluctuations in foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices, and generally less government supervision of foreign securities markets and issuers.

Fair Value Measurement

The Funds are subject to fair value accounting standards that define fair value, establish a framework for measuring fair value in accordance with GAAP and require certain disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities
Level 2 — other significant observable inputs (including quoted prices in inactive markets for identical securities and for similar securities in active and inactive markets)
Level 3 — significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of December 31, 2010 in valuing the Funds’ assets carried at fair value:

International Equity Fund	Level 1	Level 2	Level 3

Investments in Securities
Common Stocks	$102,752,617	$563,051,449	$-
Preferred Stocks	23,369,568	-	-

Total	$126,122,185	$563,051,449	$-

EAFE Fund	Level 1	Level 2	Level 3

Investments in Securities
Common Stocks	$93,271,176	$1,376,101,112	$-
Preferred Stocks	54,151,123	8,814,630	-

Total	$147,422,299	$1,384,915,742	$-

EAFE Choice Fund	Level 1	Level 2	Level 3

Investments in Securities
Common Stocks	$7,020,090	$92,984,680	$-
Preferred Stocks	1,443,041	-	-

Total	$8,463,131	$92,984,680	$-

Emerging Markets Fund	Level 1	Level 2	Level 3

Investments in Securities
Common Stocks	$86,551,331	$336,285,634	$-
Preferred Stocks	-	38,426,460	-
Rights	-	29,698	-

Total	$86,551,331	$374,741,792	$-

For the International Equity Fund fair value of Level 2 and Level 1 investments at 12/31/09 was $211,622,047 and $61,450,193, respectively. $2,550,433 was transferred out of Level 2 into Level 1 and $5,694,084 was transferred out of Level 1 into Level 2 during the fiscal year ended 12/31/10.

For the EAFE Fund fair value of Level 2 and Level 1 investments at 12/31/09 was $799,874,804 and $101,977,110, respectively. $36,001,780 was transferred out of Level 2 into Level 1 and $12,477,427 was transferred out of Level 1 into Level 2 during the fiscal year ended 12/31/10.

For the EAFE Choice Fund fair value of Level 2 investments at 12/31/09 was $28,202,800. $1,111,596 was transferred out of Level 2 into Level 1 during the fiscal year ended 12/31/10.

For the Emerging Markets Fund fair value of Level 2 and Level 1 investments at 12/31/09 was $217,488,443 and $92,355,288, respectively. $8,078,868 was transferred out of Level 2 into Level 1 and $37,234,740 was transferred out of Level 1 into Level 2 during the fiscal year ended 12/31/10.

These transfers were all as a result of using third-party vendor modeling tools to reflect any (lack of) significant market movements between the time at which the Funds valued their securities and the earlier closing of foreign markets.

NOTES TO FINANCIAL STATEMENTS (continued)

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

Derivative and Hedging Disclosure

GAAP requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds did not utilize derivatives for the year ended December 31, 2010.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets, and liabilities. For the Funds, purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by a Fund. When forward contracts are closed, the Funds record realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions.

The Funds’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Funds and the counterparty which may permit the Funds to offset amounts payable by the Funds to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Funds to cover the Funds’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

The Funds may be party to financial instruments with off-balance-sheet risk, primarily forward contracts, in order to minimize the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter-parties to meet the terms of their contracts, future adverse movement in currency values and contract

NOTES TO FINANCIAL STATEMENTS (continued)

positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies.

At December 31, 2010, the Funds did not have any forward currency contracts.

Securities Transactions and Investment Income

The Funds’ securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Federal Taxes

Each Fund intends to qualify to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Funds’ shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India on gains realized upon sale of Indian securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains may be carried forward to offset future gains. Funds with exposure to Indian securities accrue a deferred liability for unrealized gains in excess of available carryforwards on Indian securities based on existing tax rates and holding periods of the securities. As of December 31, 2010, the Emerging Markets Fund and EAFE Fund have recorded a deferred payable of $4,552 and $62,596, respectively, as an estimate for potential future India capital gains taxes.

The Funds are subject to tax accounting standards that provide guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Funds. For the Emerging Markets Fund tax years 2007 through present remain subject to examination by the Internal Revenue Service. For the International Equity Fund and EAFE Fund the tax periods 2008 through present remain subject to examination. For the EAFE Choice Fund, the tax periods 2009 through present remain subject to examination.

At December 31, 2010, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Capital Loss Available Through 2016	Capital Loss Available Through 2017	Capital Loss Available Through 2018	Capital Loss Available Total
International Equity	$-	$1,319,983	$-	$1,319,983
EAFE	16,918,201	3,833,395	10,342,233	31,093,829

During the year ended December 31, 2010, $7,478,181 and $9,363,747 of capital loss carryforwards were utilized by International Equity Fund and Emerging Markets Fund, respectively.

Realized capital losses, currency losses and passive foreign investment company (“PFIC”) losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the year ended December 31, 2010, the Funds shown below incurred and will elect to defer net post-October losses as indicated.

At December 31, 2010, the components of accumulated earnings on tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Post October Currency Losses	Capital Loss Carryforwards	Post October PFIC Losses	Post October Capital Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation on Investments and Foreign Currencies	Total Accumulated Earnings
International Equity	$-	$(116,906)	$(1,319,983)	$(302,468)	$-	$-	$123,081,357	$121,342,000
EAFE	305,939	(475,502)	(31,093,829)	-	(1,942,262)	-	342,369,186	309,163,532
EAFE Choice	213,527	(24,450)	-	-	-	39,483	9,977,034	10,205,594
Emerging Markets	-	(47,344)	-	-	-	8,786,193	115,921,189	124,660,038

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as PFICs.

For the year ended December 31, 2010, the following reclassifications have been made on the Statement of Assets and Liabilities as a result of certain differences in the computation of net investment income and net realized capital gains under U.S. federal income tax rules and regulations versus GAAP, such as the treatment of foreign currency gains and losses and the redesignation of dividends:

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses) on Investments and Foreign Currencies	Paid-in Capital
International Equity	$4,884,731	$(1,506,858)	$(3,377,873)
EAFE	(457,659)	460,171	(2,512)
EAFE Choice	(47,450)	47,450	-
Emerging Markets	6,746,716	(6,728,881)	(17,835)

Dividends and Distributions to Shareholders

The Funds intend to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Funds’ policies are to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations, which may differ from GAAP.

For the years ended December 31, 2010 and December 31, 2009, the tax character of the dividends paid, as reflected in the Statements of Changes in Net Assets, were:

Fund	Ordinary Income		Long-Term Capital Gains
	2010	2009	2010	2009
International Equity	$12,216,249	$3,587,111	$ -	$ -
EAFE	22,623,637	8,946,748	-	-
EAFE Choice	1,295,819	7,407	-	-
Emerging Markets	12,532,206	5,325,944	11,767,673	-

For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS (continued)

Note B – Investment Management and Other Services

The Funds are advised and managed by the Manager. The Manager, an investment adviser registered with the SEC, is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Funds, each Fund pays the Manager a quarterly management fee, in arrears, at the following annual rate of the respective Fund’s average net assets (calculated by taking the average of all determinations of net asset value made at the end of each month).

Fund	Management Fee

International Equity	0.30%
EAFE	0.25%
EAFE Choice	0.25%
Emerging Markets	0.50%

For the year ended December 31, 2010, the Funds incurred management fees as follows:

Fund	Management Fee

International Equity	$1,304,343
EAFE	2,872,552
EAFE Choice	186,563
Emerging Markets	1,953,682

Each Fund has adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these services, the Funds pay the Manager a fee at the annualized rate of the Funds’ average daily net assets attributed to each class of share as follows:

	International Equity	EAFE	EAFE Choice	Emerging Markets*
Class 1/I	0.45%	0.45%	0.45%	0.30%
Class 2/II	0.27%	0.27%	0.27%	0.25%
Class 3/III	0.20%	0.20%	0.20%	0.10%
Class 4	0.17%	0.17%	0.17%	N/A

* Emerging Markets Fund Class I was redeemed on January 15, 2010 and Class II was redeemed on October 20, 2010.

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2010, the Funds incurred shareholder servicing fees for each class of share as follows:

	International Equity	EAFE	EAFE Choice		Emerging Markets*
Class 1/I	$299,807	$270,466	$	N/A	$8,043
Class 2/II	836,382	1,625,511		87,556	91,522
Class 3/III	96,479	160,632		82,515	347,713
Class 4	13,637	688,260		N/A	N/A

* Emerging Markets Fund Class I was redeemed on January 15, 2010 and Class II was redeemed on October 20, 2010.

Note C – Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities), were as follows:

Fund	Purchases	Sales

International Equity	$328,262,413	$100,234,682
EAFE	558,231,885	141,139,749
EAFE Choice	76,280,399	14,533,145
Emerging Markets	228,745,442	149,953,044

The Funds’ cost of investments and gross unrealized appreciation/(depreciation) at December 31, 2010 for U.S. federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Appreciation
International Equity	$566,212,458	$132,010,253	$(9,049,077)	$122,961,176
EAFE	1,189,947,703	391,421,122	(49,030,784)	342,390,338
EAFE Choice	91,486,561	12,887,869	(2,926,619)	9,961,250
Emerging Markets	345,396,580	124,716,977	(8,820,434)	115,896,543

NOTES TO FINANCIAL STATEMENTS (continued)

Note D – Transactions in Shares of Beneficial Interest

	International Equity Fund

	Class 1 Shares For the Year Ended December 31, 2010		Class 2 Shares For the Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	6,429,370	$58,565,548	21,187,358	$197,769,223

Redemption fees	-	4,011	-	16,205

Purchase premium	-	90,426	-	346,429

Shares issued in reinvestment of dividends and distributions	100,220	980,900	791,115	7,775,994

Shares redeemed	(6,555,138)	(61,133,453)	(1,318,563)	(11,517,276)

Net increase (decrease)	(25,548)	$(1,492,568)	20,659,910	$194,390,575

	International Equity Fund

	Class 3 Shares For the Period September 1, 2010* through December 31, 2010		Class 4 Shares For the Period July 30, 2010* through December 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	15,042,567	$128,255,931	2,001,054	$18,009,486

Redemption fees	-	2,837	-	983

Purchase premium	-	98,509	-	13,573

Shares issued in reinvestment of dividends and distributions	286,871	2,843,440	37,881	383,650

Net increase	15,329,438	$131,200,717	2,038,935	$18,407,692

* Commencement of investment operations.

NOTES TO FINANCIAL STATEMENTS (continued)

	International Equity Fund

	Class 1 Shares For the Year Ended December 31, 2009		Class 2 Shares For the Year Ended December 31, 2009

	Shares	Amount	Shares	Amount

Shares sold	16,839,697	$118,875,750	19,805,222	$158,653,946

Redemption fees	-	1,726	-	2,030

Purchase premium	-	110,922	-	76,723

Shares issued in reinvestment of dividends and distributions	73,043	635,723	334,946	2,951,387

Shares redeemed	(20,029,358)	(160,156,199)	(4,197,505)	(26,242,512)

Net increase (decrease)	(3,116,618)	$(40,532,078)	15,942,663	$135,441,574

	EAFE Fund

	Class 1 Shares For the Year Ended December 31, 2010		Class 2 Shares For the Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	6,277,444	$51,397,000	48,708,526	$421,789,035

Redemption fees	-	1,369	-	12,409

Purchase premium	-	45,179	-	453,389

Shares issued in reinvestment of dividends and distributions	37,102	352,363	1,132,791	10,917,409

Shares redeemed	(8,931,336)	(83,366,730)	(13,859,539)	(122,918,227)

Net increase (decrease)	(2,616,790)	$(31,570,819)	35,981,778	$310,254,015

NOTES TO FINANCIAL STATEMENTS (continued)

	EAFE Fund

	Class 3 Shares For the Period April 19, 2010* through December 31, 2010		Class 4 Shares For the Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	14,118,529	$124,954,270	3,547,856	$29,940,000

Redemption fees	-	1,217	-	8,149

Purchase premium	-	69,127	-	297,723

Shares issued in reinvestment of dividends and distributions	213,185	2,057,412	743,569	7,188,225

Net increase	14,331,714	$127,082,026	4,291,425	$37,434,097

* Recommencement of investment operations.

	EAFE Fund

	Class 1 Shares For the Period January 2, 2009* through December 31, 2009		Class 2 Shares For the Year Ended December 31, 2009

	Shares	Amount	Shares	Amount

Shares sold	24,831,777	$167,748,280	50,720,953	$377,378,652

Redemption fees	-	94	-	526

Purchase premium	-	119,713	-	291,783

Shares issued in reinvestment of dividends and distributions	26,950	224,816	478,869	4,037,336

Shares redeemed	(19,923,585)	(159,438,020)	(6,773,671)	(40,961,159)

Net increase	4,935,142	$8,654,883	44,426,151	$340,747,138

* Commencement of investment operations.

NOTES TO FINANCIAL STATEMENTS (continued)

	EAFE Fund

	Class 3 Shares For the Period January 1, 2009 through January 5, 2009		Class 4 Shares For the Period January 2, 2009* through December 31, 2009

	Shares	Amount	Shares	Amount

Shares sold	-	$-	44,230,029	$280,794,053

Redemption fees	-	-	-	672

Purchase premium	-	-	-	381,067

Shares issued in reinvestment of dividends and distributions	-	-	444,998	3,763,419

Shares redeemed	(38,309,540)	(230,894,385)	-	-

Net increase (decrease)	(38,309,540)	$(230,894,385)	44,675,027	$284,939,211

* Commencement of investment operations.

	EAFE Choice Fund

	Class 2 Shares For the Period Ended December 31, 2010**		Class 3 Shares For the Period January 15, 2010* through December 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	4,083,379	$41,317,200	4,832,454	$50,906,024

Purchase premium	-	53,804	-	58,067

Shares issued in reinvestment of dividends and distributions	51,698	578,172	63,137	717,647

Shares redeemed	(3,000,728)	(31,435,095)	-	-

Net increase	1,134,349	$10,514,081	4,895,591	$51,681,738

* Commencement of investment operations.
**For the Period January 1, 2010 to January 15, 2010 and March 25, 2010 through December 31, 2010.

NOTES TO FINANCIAL STATEMENTS (continued)

	EAFE Choice Fund

	Class 2 Shares For the Period December 17, 2009* through December 31, 2009

	Shares	Amount

Shares sold	3,000,000	$30,000,000

Shares issued in reinvestment of dividends and distributions	728	7,407

Net increase	3,000,728	$30,007,407

* Commencement of investment operations.

	Emerging Markets Fund

	Class I Shares For the Period January 1, 2010 to January 15, 2010		Class II Shares For the Period January 1, 2010 To October 20, 2010

	Shares	Amount	Shares	Amount

Purchase premium	-	$-	-	$25,949

Shares issued in reinvestment of dividends and distributions	-	-	17,369	305,494

Shares redeemed	(3,223,085)	(54,124,301)	(2,751,773)	(51,710,765)

Net decrease	(3,223,085)	$(54,124,301)	(2,734,404)	$(51,379,322)

NOTES TO FINANCIAL STATEMENTS (continued)

	Emerging Markets Fund

	Class III Shares For the Year Ended December 31, 2010

	Shares	Amount

Shares sold	11,050,026	$191,123,814

Redemption fees	-	20,050

Purchase premium	-	185,582

Shares issued in reinvestment of dividends and distributions	1,295,798	23,994,385

Shares redeemed	(417,973)	(8,020,050)

Net increase	11,927,851	$207,303,781

	Emerging Markets Fund

	Class I Shares For the Year Ended December 31, 2009		Class II Shares For the Period January 2, 2009* through December 31, 2009

	Shares	Amount	Shares	Amount

Shares sold	2,407,516	$39,900,000	2,690,563	$23,374,000

Purchase premium	-	18,118	-	18,528

Shares issued in reinvestment of dividends and distributions	55,468	912,924	43,841	720,769

Net increase (decrease)	2,462,984	$40,831,042	2,734,404	$24,113,297

* Commencement of investment operations.

NOTES TO FINANCIAL STATEMENTS (continued)

	Emerging Markets Fund

	Class III Shares For the Year Ended December 31, 2009

	Shares	Amount

Shares sold	905,178	$9,869,439

Purchase premium	-	88,355

Shares issued in reinvestment of dividends and distributions	225,128	3,692,251

Shares redeemed	(2,698,048)	(23,374,000)

Net decrease	(1,567,742)	$(9,723,955)

The International Equity Fund charges purchase premiums (20 basis points) in the case of share subscriptions and redemption fees (15 basis points) in the case of cash redemptions; the EAFE Fund charges purchase premiums (20 basis points) in the case of share subscriptions and redemption fees (15 basis points) in the case of cash redemptions; the EAFE Choice Fund charges purchase premiums (20 basis points) in the case of share subscriptions and redemption fees (15 basis points) in the case of redemptions and the Emerging Markets Fund charges purchase premiums (55 basis points) in the case of share subscriptions and redemption fees (25 basis points) in the case of cash redemptions. The purchase premiums and redemption fees may be waived or reduced by the Manager if the brokerage and transaction costs in connection with the purchase or redemption are minimal or in other circumstances in the Manager’s discretion.

Note E – Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2010, Kentucky Teachers’ Retirement System owned 30.53% of the EAFE Fund; the Guardian Life Insurance Company owned 54.61% and Graphic Packaging Holdings Company owned 45.39% of the EAFE Choice Fund; and Nebraska State Investment Council owned 30.72% of the Emerging Markets Fund. Purchase and redemption activity of these accounts may have a significant effect on the operation of the Fund.

NOTES TO FINANCIAL STATEMENTS (concluded)

Note F – Commitments and Contingencies

Each of the Funds indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note G – Affiliated Parties and Transactions

The affiliated holding is a foreign mutual fund which is managed by the Manager or an affiliate of the Manager. Transactions with the affiliated company for the year ended December 31, 2010 are as follows:

	Balance of Shares Held	Value at	Purchases/	Sales/	Balance of Shares Held	Value at	Dividend	Realized
Affiliated Fund Name	12/31/2009	12/31/2009	Additions	Reductions	12/31/2010	12/31/2010	Income	Gain
EAFE Choice Fund
Baillie Gifford Japanese Smaller Cos. Fund	31,987	$509,883	-	31,987	-	$-	$-	$19,583

Note H – New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to clarify existing disclosures and to require additional disclosures regarding fair value measurements. These additional disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is presently evaluating the impact is on the financial statements of these disclosure requirements.

Note I – Subsequent Events

Events or transactions that occur after the financial statement date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. Management of the Funds has evaluated subsequent events and has determined there were no events that required recognition or disclosure in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baillie Gifford Funds
and Shareholders of Baillie Gifford International Equity Fund,
Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund and
Baillie Gifford Emerging Markets Fund

We have audited the accompanying statements of assets and liabilities of Baillie Gifford International Equity Fund, Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund and Baillie Gifford Emerging Markets Fund, each a series of shares of beneficial interest of Baillie Gifford Funds, including the portfolios of investments, as of December 31, 2010, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years and periods presented in the two-year period then ended and the financial highlights for each of the years and periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Baillie Gifford International Equity Fund, Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund and Baillie Gifford Emerging Markets Fund as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years and periods presented in the two-year period then ended, and their financial highlights for each of the years and periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 24, 2011

Supplemental Information (unaudited)

Qualified dividend income of as much as $7,070,906, $20,793,762, $1,444,045 and $3,802,154 was taxable to the International Equity, EAFE, EAFE Choice and Emerging Markets Funds, respectively, through December 31, 2010. The Funds intend to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2010, Emerging Markets Fund designates $11,767,673 as long-term capital gains dividends.

In February 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of distributions received by you in the calendar year 2010.

Supplemental Information (unaudited)

MANAGEMENT OF THE TRUST

The following tables set forth the Trustees and Officers of the Trust, their principal occupations during the past five years, and certain other information.

Name and Age(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation During Past 5 Years(3)	Number of Funds in Fund complex overseen by Trustee
Trustees
John G. Barrie, Jr. Age: 70	Trustee	Since 2000	Retired. Formerly: Assistant Treasurer, Dominion Resources, Inc. (electric and gas utility).	4
George W. Browning Age: 69	Trustee	Since 2007	Retired. Formerly: Managing Director, Client Service, Babson Capital Management, LLC (investment manager).	4
Bruce C. Long Age: 65	Trustee	Since 2009	Consultant, Carpenter Group (financial services); Consultant, DALBAR, Inc., (financial measurements). Formerly: Executive Vice President, Guardian Life Insurance (financial services) and director of various entities.	4
Interested Trustee
Peter Hadden(4) Age: 53	Trustee, Chairman of the Board, and President	Since 2009	Partner, Baillie Gifford & Co. (investment manager); Director, Baillie Gifford Overseas Ltd. (investment adviser).	4
Officers (other than Officers who are also Trustees)
Edward H. Hocknell Age: 50	Vice President	Since 2000	Partner, Baillie Gifford & Co. (investment manager); Director, Baillie Gifford Overseas Limited (investment adviser).	N/A
Alan Paterson Age: 43	Vice President	Since 2000	Partner, Baillie Gifford & Co. (investment manager).	N/A
Dickson Jackson Age: 39	Vice President	Since 2005	Director, Investment Operations, Baillie Gifford & Co. (investment manager); Director, Baillie Gifford Overseas Limited (investment adviser).	N/A
Andrew Telfer Age: 43	Vice President	Since 2008	Partner, Baillie Gifford & Co. (investment manager); Director, Baillie Gifford Overseas Limited (investment adviser).	N/A
Peter Cooke Age: 45	Vice President	Since 2008	Partner, Baillie Gifford & Co. (investment manager); Chief Executive, Baillie Gifford Overseas Limited (investment adviser).	N/A
Nigel Cessford Age: 47	Treasurer	Since 2005	Head of Overseas Institutional Clients Accounting Department, Baillie Gifford & Co. (investment manager).	N/A
Angus N.G. Macdonald Age: 45	Secretary	Since 2000	Head of Legal for the Baillie Gifford Group (investment manager).	N/A
Graham Laybourn Age: 44	Chief Compliance Officer	Since 2005	Compliance Officer, Baillie Gifford Group (investment manager).	N/A

Supplemental Information (unaudited)(concluded)

(1)	The address of each trustee and Officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.

(2)

There is no stated term of office for the trustees. The Chairman of the Board, President, Secretary, and Treasurer of the Trust are elected annually by the Trustees. Other officers may be elected or appointed by the trustees at any time.

(3)	Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

(4)

Mr. Hadden is an “interested person” (as defined in the 1940 Act) of the Trust or the Manager due to his positions with the Manager (Baillie Gifford Overseas Ltd.) and his role as an officer of the Trust.

Additional information regarding the Trustees is in the Funds’ Statement of Additional Information and is available upon request, without charge, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or on the SEC’s website at http://www.sec.gov. Shareholders may submit to the Trust claim for reimbursement of telephone charges incurred in placing such calls.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov. Shareholders may submit to the Trust claim for reimbursement of telephone charges incurred in placing such calls.

Each of the Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

(a)

As of December 31, 2010, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached hereto as an exhibit

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Mr. John G. Barrie, Jr., a member of the Board’s Audit Oversight Committee, is an audit committee financial expert. Mr. Barrie is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Barrie formerly served in various supervisory and managerial positions in accounting and finance at Dominion Resources, Inc. and affiliates. In these positions, Mr. Barrie was extensively involved in the preparation, analysis and use of corporate financial statements. In the capacity of Assistant Treasurer of Dominion Resources, Inc., Mr. Barrie had principal responsibility for administering the investment of over $1 billion of retirement plan assets, and was involved with internal and external auditors in establishing internal controls and procedures relating to the administration and reporting of retirement plan investments.

Item 4. Principal Accountant Fees and Services.

(a) - (d)

Fees for Services Rendered to the Registrant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

2009	$67,300	$8,400	$16,000	$0

2010	$76,000	$0	$16,000	$0

Audit fees include amounts for auditing and reporting on the financial statements and the financial highlights included in the Funds annual report to the shareholders, issuance of the auditor’s consent to be included in the Funds’ annual amendment to the Registration Statement on Form N-1A, issuance of the auditor’s report on internal controls for inclusion in form N-SAR and provision of comments on the Funds’ interim financial statements (as requested). The audit fees above represent the amounts billed for services provided for the fiscal year indicated, not the amounts billed during such year.

Audit-related fees include amounts billed for assurance and related services rendered to the registrant, including consultations related to financial accounting and reporting standards. The audit-related fees above represent the amounts billed during the fiscal year indicated.

Tax fees include amounts for services rendered to the registrant for tax compliance, tax planning and tax advice, including tax return preparation and review of and participation in determining required income and capital gains distributions. The tax fees above represent the amounts billed during the fiscal year indicated.

(e) (1) Engagements that are required to be pre-approved by the registrant’s Audit Oversight Committee, “the Committee”, may be pre-approved (i) at any regular or special meeting of the Committee or (ii) by the Chairman of the Committee or any other member of the Committee who is an independent trustee of the registrant if the estimated dollar amount of the fee for the particular service does not exceed a certain threshold.

(e) (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2009:     $25,000

2010:     $16,000

The amount set forth for each fiscal year includes: (i) the aggregate of amounts disclosed in Item 4 (b), (c), and (d) above for Audit-Related Fees, Tax Fees and All Other Fees, plus (ii) the aggregate amount of any non-audit fees billed to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. This additional amount under clause (ii) for the 2009 fiscal year totaled $600 and for the 2010 fiscal year totaled $0.

(h) In evaluating the independence of the registrant’s accountant, the Audit Oversight Committee of the registrant’s Board of Trustees considered the provision of non-audit services, which were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant and determined that the provision of such services, if any, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)     The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that to the best of their knowledge the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)     There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics.

(a)(2)(i) Certification of the Principal Executive Officer required by Rule 30a-2 under the Act.

(a)(2)(ii) Certification of the Principal Financial Officer required by Rule 30a-2 under the Act.

(a)(3) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BAILLIE GIFFORD FUNDS

By	/s/ Peter Hadden
Peter Hadden, President

Date	March 03, 2011

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter Hadden
Peter Hadden, President

Date	March 03, 2011

By	/s/ Nigel Cessford
Nigel Cessford, Treasurer

Date	March 03, 2011